SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Registrant

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[ ]   Confidential, for Use of the
      Commission Only (as
      permitted by Rule 14a-6(e)(2))

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[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant
      to Sec. 240.14a-11(c) or
      Sec. 240.14a-12

(Name of Registrant as Specified In Its Charter)
Variable Insurance Products Fund II

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      per Exchange Act Rules
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INDEX 500 PORTFOLIO

A FUND OF

VARIABLE INSURANCE PRODUCTS FUND II

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109

1-800-544-5429

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Index 500 Portfolio:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Index 500 Portfolio (the fund) will be held at the office of Variable Insurance Products Fund II (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on September 15, 1999, at 11:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1(a). To approve an interim sub-advisory agreement with Bankers Trust Company for the fund.

1(b). To approve a new sub-advisory agreement with Bankers Trust
Company for the fund.

2. To approve a new "manager-of-managers" arrangement for the fund.

 The Board of Trustees has fixed the close of business on July 19, 1999 as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

ERIC D. ROITER, Secretary

July 19, 1999

YOUR VOTE IS IMPORTANT -

PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

 REGISTRATION                                 VALID SIGNATURE

A. 1)          ABC Corp.                      John Smith, Treasurer
   2)          ABC Corp.                      John Smith, Treasurer
               c/o John Smith, Treasurer

B. 1)          ABC Corp. Profit Sharing Plan  Ann B. Collins, Trustee
   2)          ABC Trust                      Ann B. Collins, Trustee
   3)          Ann B. Collins, Trustee        Ann B. Collins, Trustee
               u/t/d 12/28/78

C. 1)          Anthony B. Craft, Cust.        Anthony B. Craft
               f/b/o Anthony B. Craft, Jr.
               UGMA

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

VARIABLE INSURANCE PRODUCTS FUND II:

INDEX 500 PORTFOLIO

TO BE HELD ON SEPTEMBER 15, 1999

 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Variable Insurance Products Fund II (the trust) to be used at the Special Meeting of Shareholders of Index 500 Portfolio (the fund) and at any adjournments thereof (the Meeting), to be held on September 15, 1999 at 11:00 a.m., at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.

 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about July 19, 1999. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by Bankers Trust Company (BT),
sub   -    adviser to the fund   , or the fund, provided the fund's
expenses do not exceed the fund's existing expense cap listed on page
9. Fund expenses exceeding the fund's expense cap will be paid by FMR.
BT, the fund, or FMR     will reimburse insurance companies for their
reasonable expenses in forwarding solicitation material to the variable contract owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of BT is 130 Liberty Street, New York, New York 10006.

 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.

 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

 On May 31, 1999, there were    31,365,204     shares of the fund
issued and outstanding.

 As of May 31, 1999, the Trustees and officers of the trust owned, in the aggregate, less than 1% of the fund's outstanding shares.

 To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of the fund on May 31, 1999 was as follows:

 Index 500 Portfolio: Fid   elity Investments Life Insurance Company,
Boston, MA (24.97%); American United Life Insurance Co., Indianapolis, IN (5.62%); Aetna Investment Services Inc., Hartford, CT (5.40%).

 FMR has advised the trust that for Proposals 1(a), 1(b), and 2 contained in this Proxy Statement, it will vote its shares at the Meeting FOR each Proposal. To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the fund on that date.

 Each company holds its shares in a separate account (the Variable Account), which serves as the funding vehicle for its variable insurance products. In accordance with its view of present applicable law, each company will vote its shares held in its respective Variable Account at the Special Meeting of Shareholders in accordance with instructions received from persons having a voting interest in the Variable Account. Those persons who have a voting interest at the close of business on July 19, 1999, will be entitled to submit instructions to their company.

 Fund shares held in a Variable Account for which no timely instructions are received will be voted by the companies in proportion to the voting instructions that are received with respect to all contracts participating in a Variable Account. Voting instructions to abstain on any item to be voted upon will reduce the votes eligible to be cast.

 Accordingly, if you wish to vote, you should complete the enclosed voting instruction form as a participant in a Variable Account. All forms which are properly executed and received prior to the Meeting, and which are not revoked, will be voted as described above. If the enclosed voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to the Meeting by written notification received by your company, by execution of a later-dated form received by your company, or by attending the Meeting and voting in person.

 FOR A FREE COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED
DECEMBER 31, 1998, CALL    1-888-622-3175 OR WRITE TO FIDELITY
DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON,
MASSACHUSETTS 02109,     OR    CONTACT     THE INSURANCE COMPANY THAT
ISSUED YOUR POLICY.

 VOTE REQUIRED: APPROVAL OF EACH OF PROPOSALS 1(A), 1(B), AND 2 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES.

OVERVIEW OF PROPOSALS

 OVERVIEW OF PROPOSALS 1(A) AND 1(B). Bankers Trust Company ("BT"),
the fund's    current     sub-adviser, is a wholly-owned subsidiary of
Bankers Trust Corporation ("BT Corporation"). On    June 4    , 1999,
a wholly-owned subsidiary of Deutsche Bank AG ("Deutsche Bank") merged
with BT Corporation (the "BT Merger"). The BT Merger    may     be
considered a change of control of BT, resulting in the assignment and automatic termination of the sub-advisory agreement dated December 1, 1997, among FMR, BT, and the trust, on behalf of the fund (the "Old Sub-Advisory Agreement").

 The Board of Trustees, including a majority of the Trustees who are not interested persons of the trust or of FMR (the "Independent Trustees"), has approved, and recommends that shareholders of the fund approve, an interim sub-advisory agreement among FMR, BT, and the trust, on behalf of the fund (the "Interim Sub-Advisory Agreement"), as described in Proposal 1(a). Under the Interim Sub-Advisory Agreement, BT (subject to the supervision and direction of the Board of Trustees and/or FMR) is required to provide the same investment
management and securities lending services to the fund    as     under
the Old Sub-Advisory Agreement. OTHER THAN THE    COMMENCEMENT     AND
TERMINATION DATES, THE INTERIM SUB-ADVISORY AGREEMENT    IS IDENTICAL
TO     THE OLD SUB-ADVISORY AGREEMENT. Under the Interim Sub-Advisory
Agreement, BT receives fees    at the same rate,     and expects to
continue to provide the same level and quality of services   ,     as
under the Old Sub-Advisory Agreement.

 On May 25, 1999, the    Securities and Exchange Commission (the
"    SEC   ")     granted BT an exemptive order (the "BT Exemptive
Order") permitting the Interim Sub-Advisory Agreement to take effect,
without    prior     shareholder approval, on    June 4, 1999    . The
BT Exemptive Order permits the Interim Sub-Advisory Agreement to remain in effect, for an interim period of up to 150 days, through the date on which it is approved (or disapproved) by shareholders.

 The Board of Trustees, including a majority of the Independent Trustees, also has approved, and recommends that shareholders of the fund approve, a new sub-advisory agreement among FMR, BT, and the trust, on behalf of the fund (the "New Sub-Advisory Agreement"), as described in Proposal 1(b). If approved, the New Sub-Advisory Agreement would replace the Interim Sub-Advisory Agreement. If shareholders approve Proposal 1(b), BT (subject to the supervision and direction of the Board of Trustees and/or FMR) will continue to provide investment management and securities lending services to the fund, but these services will no longer be covered by the same contract. While the Interim Sub-Advisory Agreement currently requires
BT to provide    both     investment management and securities lending
services to        the fund, the New Sub-Advisory Agreement would
require BT to provide only investment management services to the fund.
Under the fund's New Sub-Advisory Agreement, FMR    (not the fund)
would pay BT for providing these services. In conjunction with the New Sub-Advisory Agreement, BT and the trust, on behalf of the fund, would enter into, and BT would continue to provide securities lending services to the fund under, a new, separate securities lending
agreement (the "New Securities Lending Agreement").    As discussed
below, the arrangement pursuant to which BT and the fund share income from the fund's securities lending activities is expected to be more favorable to the fund under the New Securities Lending Agreement than
it is under the Interim Sub-Advisory Agreement. Shareholders     are
not being asked to approve the New Securities Lending Agreement.

 OVERVIEW OF PROPOSAL 2. Shareholder approval of the Interim Sub-Advisory Agreement would not be necessary if the fund currently operated under a so-called "manager-of-managers" arrangement. As described in Proposal 2, a manager-of-managers arrangement would, among other things, permit FMR, with the approval of the Board of Trustees, to enter into a new sub-advisory agreement if a current agreement is assigned and automatically terminated, such as in the case of the BT Merger. Thus, the proposed arrangement would avoid the expenses and delays associated with holding a shareholder meeting to approve the new agreement. Such an arrangement also would permit FMR,
with the approval of the Board of Trustees, to    hire, terminate, or
replace     sub-advisers    (including BT), and to     materially
modify a sub-advisory agreement   , all     without shareholder
approval.

 On May 19, 1999, FMR and the trust, on behalf of the fund, filed with the SEC an exemptive application seeking authorization for the fund to operate under a manager-of-managers arrangement, subject to shareholder approval and certain other conditions. Although the fund cannot implement such an arrangement unless it receives the necessary SEC authorization, the Board of Trustees is taking this opportunity to seek shareholder approval of the proposed arrangement. There can be no assurance that the SEC will grant the requested authorization.

 Proposals 1(a), 1(b), and 2 do not affect the    fund's management
fee rate payable to FMR under the     present management contract
dated December 1, 1997 between FMR and the trust, on behalf of the fund (the "Present Management Contract").

 Refer to each proposal below for more detailed information.

1(A). TO APPROVE AN INTERIM SUB-ADVISORY AGREEMENT WITH BT FOR THE
FUND.

 The Board of Trustees, including a majority of the Independent
Trustees, has approved, and recommends that shareholders of the fund
approve,    an     Interim Sub-Advisory Agreement    with BT    .

 THE OLD SUB-ADVISORY AGREEMENT. As discussed above, prior to the effective date of the BT Merger, BT served as the fund's sub-adviser pursuant to the Old Sub-Advisory Agreement. The fund's shareholders approved the Old Sub-Advisory Agreement at a special meeting held on November 19, 1997. At that meeting, shareholders approved the appointment of BT as sub-adviser of the fund to handle the day-to-day management of the fund's investments and to provide securities lending services to the fund. FMR proposed, and the Board of Trustees approved, BT's appointment as part of FMR's ongoing efforts to provide services to the fund efficiently and at low cost.

 Under the Old Sub-Advisory Agreement, BT directed the fund's investments in accordance with its investment objective, policies, and limitations; voted the fund's portfolio securities; and administered
the fund's securities lending program.    Under the Old Sub-Advisory
Agreement,     FMR paid BT monthly fees at an annual rate of 0.006% of
the fund's average net assets   . T    he fund paid BT monthly fees
equal to 40%    (and retained the remaining 60%)     of net income
from the fund's securities lending activities.    Securities lending
is a means of earning a modest amount of income by lending the fund's securities to other parties temporarily. The party borrowing the securities (typically a broker-dealer or other institution) provides collateral to secure the loan, agrees to return the securities to the fund upon notice, and pays the fund a fee for the loan (and/or allows
it to earn income on the collateral).     Because the fees that the
fund paid BT were based on a percentage of net income from securities lending, the fund paid the fees only to the extent that it earned income from securities lending. For the fiscal year ended December 31, 1998, FMR, on behalf of the fund, paid BT sub-advisory fees of
$   149,981    , and the fund paid BT sub-advisory fees of
$   42,017    .

 IMPACT OF BT MERGER ON OLD SUB-ADVISORY AGREEMENT. Generally, Section 15(a) of the 1940 Act requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment advisers or sub-advisers to the fund. Section 15(a) also requires that such an agreement automatically terminate if it is assigned. An assignment of a sub-advisory agreement may be deemed to occur due to a change of control of the sub-adviser. Because BT became an indirect, wholly-owned subsidiary of Deutsche Bank as a result of the BT Merger,
the BT Merger    may     be considered a change of control of BT,
resulting in the assignment and automatic termination of the Old Sub-Advisory Agreement.

 THE INTERIM SUB-ADVISORY AGREEMENT. As discussed above, the BT Exemptive Order permitted the Interim Sub-Advisory Agreement to become
effective, without    prior shareholder approval, on June 4, 1999.
OTHER THAN THE COMMENCEMENT AND TERMINATI    ON DATES, THE INTERIM
SUB-ADVISORY AGREEMENT IS IDENTICAL TO THE OLD SUB-ADVISORY AGREEMENT. Under the Interim Sub-Advisory Agreement, BT receives fees at the same rate, and expects to continue to provide the same level and
quality of services, as u    nder the Old Sub-Advisory Agreement.

 Under the terms of the BT Exemptive Order, BT is permitted to earn fees under the Interim Sub-Advisory Agreement, provided that the fees are held in escrow pending shareholder approval of the Interim Sub-Advisory Agreement. In accordance with the BT Exemptive Order, the fees that BT has earned to date under the Interim Sub-Advisory Agreement have been held in escrow, and any additional such fees will be held in escrow, until shareholders approve (or disapprove) the
Interim Sub-Advisory Agreement. As of    June 30    , 1999, the amount
in escrow totaled $   23,752    . If shareholders approve the Interim
Sub-Advisory Agreement, the fees held in escrow, together with any interest thereon, will be released to BT. If shareholders do not approve the Interim Sub-Advisory Agreement, the fees held in escrow, together with any interest thereon, will be released to the fund.

 A copy of the Interim Sub-Advisory Agreement is supplied as Exhibit 1 on page 14. The Interim Sub-Advisory Agreement became effective on
   June 4    , 1999. If shareholders approve the New Sub-Advisory
Agreement (see Proposal 1(b) below), the New Sub-Advisory Agreement will become effective on October 1, 1999 (or on the first day of the first month following approval), and the Interim Sub-Advisory Agreement will terminate on that date. If shareholders approve the Interim Sub-Advisory Agreement, but do not approve the New Sub-Advisory Agreement, the Interim Sub-Advisory Agreement will remain
in effect through July 31, 2000    (unless terminated earlier)    ,
and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees, and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. The Interim Sub-Advisory Agreement may be terminated on 60 days' written notice by the Board of Trustees and will terminate automatically in the event of its assignment. In addition, the Interim Sub-Advisory Agreement may be modified subject to both Board and shareholder approval.

 MATTERS CONSIDERED BY THE BOARD. At meetings held on March 18, 1999 and May 20, 1999, the Board of Trustees, including the Independent Trustees, discussed the BT Merger and its implications for the fund and considered the Interim Sub-Advisory Agreement. In approving the Interim Sub-Advisory Agreement and recommending that it be presented
to shareholders for their approval, the Trustees   , including the
Independent Trustees,     considered the best interests of the
shareholders and took into account all factors that they deemed relevant. The Board of Trustees received materials relating to the
Interim Sub-Advisory Agreement in advance of the meeting   s     at
which the Interim Sub-Advisory Agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. During their deliberations, the Trustees considered that the Interim Sub-Advisory Agreement has substantially the same terms and conditions as the Old Sub-Advisory Agreement. The Trustees also considered that, under the Interim
Sub-Advisory Agreement, BT receives fees    at the same rate    , and
expects to continue to provide the same level and quality of services to the fund, as under the Old Sub-Advisory Agreement. The Trustees further considered that the fees payable to BT under the Interim Sub-Advisory Agreement during the interim period would be deposited in an interest-bearing escrow account and released to BT if shareholders approve the Interim Sub-Advisory Agreement or to the fund if shareholders do not approve the Interim Sub-Advisory Agreement. In
addition, the Board    was informed     that BT recently pleaded
guilty to misstating entries in the bank's books and records, but that the events leading up to BT's guilty plea did not arise out of the investment advisory or mutual fund activities of BT or its affiliates
(see "Activities and Management of B   T    " beginning on page
below).

 CONCLUSION. The Board of Trustees has concluded that the Interim Sub-Advisory Agreement will benefit the fund and its shareholders. The Board of Trustees, including a majority of the Independent Trustees, recommends that shareholders of the fund vote FOR the Interim Sub-Advisory Agreement. If shareholders approve the Interim
Sub-Advisory Agreement   , the Interim Sub-Advisory Agreement will
continue in effect as described above.     If shareholders do not
approve the Interim Sub-Advisory Agreement, the Board of Trustees will consider what other action is in the best interest of the fund and its shareholders.

1(B). TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH BT FOR THE FUND.

 The Board of Trustees, including a majority of the Independent
Trustees, has approved, and recommends that shareholders of the fund
approve,    a     New Sub-Advisory Agreement    with BT    .

    The main purpose of this proposal is to separate into different contracts the investment management and securities lending services
that BT currently provides to the fund     under a single contract.
Thus, if shareholders approve this proposal, BT will continue to provide investment management services to the fund under the New Sub-Advisory Agreement, but will provide securities lending services to the fund under the New Securities Lending Agreement. Shareholders
are not being asked to approve th   e New Securities Lending
Agreement, and shareholder approval would not be required to amend the New Securities Lending Agreement. It is anticipated that the fund will benefit by separating the investment management and securities lending
services into differen    t contracts.

 INTERIM SUB-ADVISORY AGREEMENT. As stated above, under the Interim Sub-Advisory Agreement, BT directs the fund's investments in accordance with its investment objective, policies, and limitations; votes the fund's portfolio securities; and administers the fund's
securities lending program.    Under the Interim Sub-Advisory
Agreement,     FMR    (not the fund)     pays BT monthly fees at an
annual rate of 0.006% of the fund's average net assets   . T    he
fund pays BT monthly fees equal to 40%    (and     retains the
remaining 60%   )     of net income from its securities lending
activities. The Interim Sub-Advisory Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments.

 NEW SUB-ADVISORY AGREEMENT. If approved, under the New Sub-Advisory Agreement, BT will continue to direct the fund's investments in accordance with its investment objective, policies, and
limitations   , and     vote the fund's portfolio securities   . Under
the New Sub-Advisory Agreement,     FMR    (not the fund)     will pay
BT monthly fees at an annual rate of 0.006% of the fund's average net
assets    (the same rate as under the Interim Sub-Advisory
Agreement).     BT expects to provide the same level and quality of
investment management services to the fund under the New Sub-Advisory Agreement as it currently provides under the Interim Sub-Advisory
Agreement.    Unlike the Interim Sub-Advisory Agreement, the New
Sub-Advisory Agreement would not include securities lending provisions.

 Generally, Section 15(a) of the 1940 Act requires that a fund's shareholders approve all agreements pursuant to which persons serve as
investment advisers or sub-advise    rs to the fund. Thus, the New
Sub-Advisory Agreement is subject to the requirements of Section 15(a) and shareholders are being asked to approve the New Sub-Advisory Agreement. If shareholders approve the New Sub-Advisory Agreement, BT and the trust, on behalf of the fund, will enter into the New Securities Lending Agreement, pursuant to which BT will continue to administer the fund's securities lending program. (See "New Securities Lending Agreement" below.)

 The New Sub-Advisory Agreement would allow FMR, BT, and the trust, on behalf of the fund, to amend the New Sub-Advisory Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Interim Sub-Advisory Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the New Sub-Advisory Agreement's amendment provisions would allow amendment of the New Sub-Advisory Agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the New Sub-Advisory Agreement's amendment provisions give FMR, BT, and the trust added flexibility to amend the New Sub-Advisory Agreement subject to 1940
Act constraints.    A    ny amendments to the New Sub-Advisory
Agreement would require the approval of the Board of Trustees.

 A copy of the form of New Sub-Advisory Agreement    (marked to show
changes from the Interim Sub-Advisory Agreement)     is supplied as
Exhibit 2 on page 20. Except for the differences discussed above, the New Sub-Advisory Agreement is substantially identical to the Interim Sub-Advisory Agreement. If approved by shareholders, the New Sub-Advisory Agreement will replace the Interim Sub-Advisory Agreement and take effect on October 1, 1999 (or on the first day of the first month following approval), and will remain in effect through July 31,
2000    (unless terminated earlier)    , and from year to year
thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees, and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If shareholders do not approve the New Sub-Advisory Agreement, but do approve the Interim Sub-Advisory Agreement, the Interim Sub-Advisory Agreement will continue in effect as described in Proposal 1(a) above. The New Sub-Advisory Agreement may be terminated on 60 days' written notice by the Board of Trustees and will terminate automatically in the event of its assignment.

 NEW SECURITIES LENDING AGREEMENT. As stated above, if shareholders approve the New Sub-Advisory Agreement, BT and the trust, on behalf of the fund, will enter into the New Securities Lending Agreement, pursuant to which BT will continue to administer the fund's securities
lending program.    Under the New Securities Lending Agreement, it is
currently anticipated that the fund will receive from BT at least 70% (and BT will retain no more than 30%) of net income from the fund's securities lending activities. As stated above, under the Interim Sub-Advisory Agreement, the fund pays BT monthly fees equal to 40% (and retains the remaining 60%) of net income from the fund's securities lending activities. Thus, the arrangement pursuant to which BT and the fund share income from the fund's securities lending activities is expected to be more favorable to the fund under the New Securities Lending Agreement than it is under the Interim Sub-Advisory Agreement. For the fiscal year ended December 31, 1998, fees paid to BT from securities lending income amounted to 0.0015% of the fund's average net assets.

 S   ection 15(a) of the 1940 Act does not apply to agreements for the
provision of non-advisor    y services. Thus, the New Securities
Lending Agreement is not subject to the requirements of Section 15(a) and shareholders are not being asked to approve the New Securities
Lending Agreement. Shareholder approval would not be required t   o
amend the New Securities Lending Agreement. Any amendments to the New Securities Lending Agreement would, however, require the approval of
the Board of Truste    es.

 MATTERS CONSIDERED BY THE BOARD. At a meeting held on May 20, 1999, the Board of Trustees, including the Independent Trustees, considered the New Sub-Advisory Agreement. In approving the New Sub-Advisory Agreement and recommending that it be presented to shareholders for
their approval, the Trustees   , including the Independent
Trustees,     considered the best interests of the shareholders and
took into account all factors that they deemed relevant. The Board of Trustees received materials relating to the New Sub-Advisory Agreement in advance of the meeting at which the New Sub-Advisory Agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. During their deliberations, the Trustees considered that the New Sub-Advisory Agreement has substantially the same terms and conditions as the Interim Sub-Advisory Agreement, except that the New Sub-Advisory Agreement does not provide for securities lending services or for shareholder approval of amendments to the agreement. The Trustees also considered that, under the New Sub-Advisory Agreement, BT receives
fee   s at the same rate     from FMR, and expects to continue to
provide the same level and quality of investment management services to the fund, as under the Interim Sub-Advisory Agreement. The Board also determined that the securities lending services currently provided for in the Interim Sub-Advisory Agreement are best provided for in a separate securities lending agreement. The Board of Trustees
considered that    the arrangement pursuant to which BT and the fund
share income from the fund's securities lending activities is expected to be more favorable to the fund under the New Securities Lending Agreement than it is under the Interim Sub-Advisory Agreement.
With regard to the amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's, BT's and the trust's increased flexibility (within 1940 Act constraints) to amend the New Sub-Advisory Agreement without the delays and potential costs of a proxy solicitation. In addition, the
Board    was informed     that BT recently pleaded guilty to
misstating entries in the bank's books and records, but that the events leading up to BT's guilty plea did not arise out of the investment advisory or mutual fund activities of BT or its affiliates
(see "Activities and Management of B   T    " beginning on page
below).

 CONCLUSION. The Board of Trustees has concluded that the New Sub-Advisory Agreement will benefit the fund and its shareholders. The Board of Trustees, including a majority of the Independent Trustees, recommends that shareholders of the fund vote FOR the New Sub-Advisory Agreement. If approved, the New Sub-Advisory Agreement will take effect on the first day of the first month following shareholder approval.

2. TO APPROVE A NEW "MANAGER-OF-MANAGERS" ARRANGEMENT FOR THE FUND.

 At a meeting on March 18, 1999, the Board of Trustees, including a majority of the Independent Trustees, voted to approve the submission of a so-called "manager-of-managers" proposal to shareholders of the fund. Such an arrangement, if approved, would permit FMR, with the approval of the Board of Trustees, to hire, terminate, or replace
sub-advisers    (including BT)    , and to modify material terms and
conditions of a sub-advisory agreement (including the fees payable
thereunder)   , all     without shareholder approval. (Hence, FMR
would act as a "manager-of-managers.")

 As discussed below, the arrangement may enable the fund to operate more efficiently because FMR would be able to make these kinds of sub-advisory changes from time to time without the expenses and delays associated with obtaining shareholder approval of the changes. If shareholders approve the arrangement, the Board will consider and approve any sub-advisory changes that FMR proposes under the arrangement to ensure that the changes are in the best interests of the fund and its shareholders. For these and other reasons discussed below, the Board of Trustees recommends that shareholders of the fund vote FOR the proposal.

 Generally, Section 15(a) of the 1940 Act requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment advisers or sub-advisers to the fund. On May 19, 1999, FMR and the trust, on behalf of the fund, filed with the SEC an application (the "Application") seeking, among other relief, an exemption from Section 15(a) (and certain other provisions of the 1940
Act) to permit FMR, with the approval of the Board of Trustees, to hire, terminate, or replace sub-advisers, and to modify material terms and conditions of a sub-advisory agreement (including the fees payable thereunder) without shareholder approval. If granted, the requested relief would not, however, permit FMR to enter into an agreement with a sub-adviser that is an affiliate of FMR, the trust, or the fund (other than by reason of serving as sub-adviser to the fund) or to change the sub-advisory fee to be paid to an affiliated sub-adviser, without shareholder approval.

 The Application currently is pending at the SEC. There can be no assurance that the SEC will grant the requested relief. One of the SEC's conditions to implementing such relief, if granted, is expected to be that the proposed arrangement be approved by a majority of the fund's outstanding voting securities. Because the BT Merger required
the Board of Trustees to call a special meeting    of shareholders
    to seek approval of the Interim Sub-Advisory Agreement, the Board of Trustees is taking this opportunity to seek shareholder approval of
the proposed    manager-of-managers     arrangement, as well. If the
SEC grants the requested relief and shareholders approve the proposal, it is expected that the trust and FMR will be required to comply with certain additional SEC conditions in order for the fund to implement and operate under the arrangement. For example, it is expected that the fund will be required to provide shareholders with relevant information (that otherwise would be provided in a proxy statement) within a specified period of time after hiring a new
sub-adviser   .

 Under the Present Management Contract, FMR provides the fund with investment research, advice, and supervision, and furnishes an investment program for the fund consistent with the fund's investment objectives and policies. The Present Management Contract expressly permits FMR to appoint sub-advisers to perform any or all of the services specified in the contract. FMR is responsible for recommending to the Board of Trustees the hiring, termination, and replacement of sub-advisers; supervising and evaluating the performance of sub-advisers; and negotiating and, as circumstances warrant, renegotiating the terms and conditions of any sub-advisory
agreement (including the fees payable thereunder).    Although FMR and
the Board of Trustees currently may not appoint a new sub-adviser without shareholder approval, they may terminate the Sub-Advisory Agreement or begin the process of selecting a new sub-adviser for the fund at any time, including prior to the Meeting.

 REASONS FOR PROPOSAL. The Board of Trustees believes that    allowing
FMR to negotiate and renegotiate sub-advisory arrangements for the
fund     without incurring the expenses or delays of obtaining
shareholder approval is in the best interests of the fund's shareholders and will allow the fund to operate more efficiently. Currently, in order for FMR to appoint a sub-adviser or materially modify a sub-advisory agreement, the trust must hold a special shareholder meeting and solicit votes from the fund's shareholders.
Without    having to hold     shareholder meetings, the Board of
Trustees would be able to act more quickly and with less expense to appoint a sub-adviser when the Board and FMR believe that the appointment would benefit the fund and its shareholders. Furthermore,
the Board of Trustees believes that it is appropriate to    allow FMR
to negotiate and renegotiate sub-advisory arrangements for the
fund     in light of FMR's significant experience and
expertise   .

 Moreover, the Board will provide oversight of the sub-adviser selection process to help ensure that shareholders' interests are protected if FMR selects a new sub-adviser or modifies a sub-advisory agreement. The Board, including a majority of the Independent Trustees, will evaluate and approve all new sub-advisory agreements, as well as any modifications to all sub-advisory agreements. In its review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. The Board of Trustees believes that its review will ensure that FMR continues to act in the best interest of the fund and its shareholders.

    The Board of Trustees received materials relating to the manager-of-managers arrangement in advance of the meetings at which the arrangement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. Based on their consideration of the above factors and other information that they deemed relevant, the Board of Trustees, including the Independent Trustees, voted to approve the submission of the manager-of-managers proposal to shareholders of the fund for their approval.

 CONCLUSION. The Board of Trustees, including a majority of the Independent Trustees, recommends that shareholders of the fund vote FOR the proposal. As stated above, the fund's implementation of a manager-of-managers arrangement is also conditioned upon receipt of the requested exemptive relief from the SEC. If the SEC declines to grant the relief requested in the Application, the fund will not implement the proposed arrangement.

OTHER BUSINESS

 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Index 500 Portfolio and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 3 beginning on page 29.

 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter
S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H. Costello, Matthew N. Karstetter, Eric D. Roiter, Richard A. Silver, Leonard M. Rush, and Robert A. Lawrence are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello and Mr. Karstetter, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

 During the period January 1, 1998, through May 31, 1999, no transactions were entered into by Trustees of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

ACTIVITIES AND MANAGEMENT OF B   T

 BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Bankers Trust Corporation (formerly Bankers Trust New York Corporation) ("BT Corporation"), whose principal offices are also at 130 Liberty Street, New York, New York 10006. BT was founded in 1903.
As of March 31, 1999, BT Corporation was the    eighth     largest
bank holding company in the United States with total assets of approximately $127 billion. BT is a worldwide merchant bank that conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. Investment management is a core business of BT. As of March 31, 1999, BT had over $378 billion in assets under management globally. Of that total, over $183 billion was in U.S. equity index assets. This makes BT one of the nation's leading managers of index funds.

    In conjunction with its global custodial services, BT operates one of the largest and most extensive securities lending programs. BT serves as securities lending agent with respect to loan transactions involving a daily average in excess of $57 billion on loan. Approximately 90 lenders participated in BT's program during 1998.


 On November 30, 1998, BT Corporation, Deutsche Bank AG ("Deutsche Bank"), and Circle Acquisition Corporation ("Circle Corporation"), a wholly owned subsidiary of Deutsche Bank, entered into a merger agreement ("BT Merger Agreement"). Pursuant to the terms of the BT Merger Agreement, Circle Corporation merged with BT Corporation on
   June 4    , 1999, with BT Corporation continuing as the surviving
entity ("BT Merger"). Although the direct corporate ownership of BT was not affected by the BT Merger and BT remains a wholly owned subsidiary of BT Corporation, as of the date of the BT Merger, BT became an indirect, wholly owned subsidiary of Deutsche Bank. Deutsche
   Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking, and insurance. Deutsche Bank's principal offices are located at Taunusanlage 12, D-60325 Frankfurt am Main, Federal Republic of
Germany.     As of March 31, 1999, Deutsche Bank and its affiliates
had total assets of approximately $727        billion, with over $245
billion in assets under management.

 Information concerning the advisory or sub-advisory fees and average
net assets of    mutual     funds with investment objectives similar
to Index 500 Portfolio and advised or sub-advised by BT is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 4 beginning on page 31. The name, address and principal occupation of each director of BT is provided in Exhibit 5 beginning on page 37.

 No officer or Trustee of the trust is an officer, employee or director of BT. No officer or Trustee of the trust owns any securities of, or has any other material direct or indirect interest in, BT, BT Corporation, or any entity controlled by or under common control with
BT. During the period    January     1, 1998 through May 31, 1999, no
material transactions were entered into by any Trustee of the trust to which BT, BT Corporation, or any entity controlled by or under common control with BT is or was a party.

 BT has been advised by counsel that BT currently may perform the services for the fund described in this proxy statement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law.

 On March 11, 1999, BT announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, BT pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, BT agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty plea did not arise out of the investment advisory or mutual fund activities of BT or its affiliates. As a result of the plea, absent an order from
the    SEC    , BT would not be able to continue to provide investment
advisory services to the fund. The    SEC     has granted    BT     a
temporary order to permit BT and its affiliates to continue to provide
investment advisory services to registered investment companies   ,
and BT has filed an application for a permanent order    .    However,
t    here is no assurance that the    SEC     will grant a permanent
order. If a permanent order is not granted, FMR and the Board of Trustees will consider appropriate actions, including selecting, approving, and submitting for shareholder approval (if required at the time) a replacement sub-adviser.

PRESENT MANAGEMENT CONTRACT

 The fund employs FMR to furnish investment advisory and other services. FMR provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.

 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.

 BT is the sub-adviser of the fund and acts as the fund's custodian. Under its management contract with the fund, FMR acts as investment adviser. Under the Interim Sub-Advisory Agreement, and subject to the supervision of the Board of Trustees, BT directs the investments of the fund in accordance with its investment objective, policies, and
limitations,    and     administers the securities lending program of
the fund   .

 In addition to the management fee payable to FMR, the sub-advisory fee payable to BT, and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The fund also pays the costs related to the solicitation of fund proxies from contract holders.

 Transfer agent fees, including reimbursement for out-of-pocket expenses, paid to Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, by the fund for the fiscal year ended December 31, 1998, amounted to $1,966,403. Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to Fidelity Service Company, Inc. (FSC), an affiliate of FMR, by the fund for the fiscal year ended December 31, 1998, amounted to $806,724.

 The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

 FMR is the fund's manager pursuant to a management contract dated December 1, 1997, which was last approved by shareholders on November 19, 1997. At that time, shareholder approval had been obtained to amend the management contract to (1) expressly permit FMR to delegate investment advisory authority to an investment adviser, and (2) reduce the fund's management fee payable to FMR from 0.28% to 0.24% of the fund's average net assets.

 For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.24% of its average net assets throughout the month. The fee received by FMR for the fiscal year ended December 31, 1998 from the fund was
$   6,877,932    , of which $   1,923,547     was reimbursed by FMR.

 FMR may, from time to time, voluntarily reimburse all or a portion of the fund's total operating expenses (exclusive of sub-advisory fees associated with securities lending, interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

 Effective August 27, 1992, FMR has voluntarily agreed, subject to revision or termination, to reimburse the fund to the extent that its total operating expenses (with the exceptions noted below), as a percentage of its average net assets, exceed 0.28%. Expenses eligible for reimbursement do not include interest, taxes, brokerage
commissions    or     extraordinary expenses. In addition,
sub-advisory fees paid by the fund associated with securities lending are not eligible for reimbursement. This arrangement may be terminated by FMR at any time.

PORTFOLIO TRANSACTIONS

 All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by BT pursuant to authority contained in the fund's management contract and sub-advisory agreement.

 BT may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan), LLC (FBSJ), indirect subsidiaries of FMR Corp., and BT Brokerage Corporation and BT Futures Corp.,
indirect subsidiaries of    Deutsche Bank    , if the commissions are
fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

 For the fiscal year ended December 31, 1998, the fund paid no brokerage commissions to affiliated brokers.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston,
Massachusetts 02109.

NOTICE TO INSURANCE COMPANIES

 Please advise the trust, in care of Client Services at 1-800-544-5429, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Report you wish to receive in order to supply copies to the variable contract owners of the respective shares.

   Exhibit 1

EXHIBIT 1

   SUBADVISORY AGREEMENT

 This Agreement is entered into as of the    4th     day of    June,
1999    , among Variable Insurance Products Fund II, a Massachusetts business trust (the "Trust"), on behalf of Index 500 Portfolio, a series portfolio of the Trust (the "Portfolio"), Fidelity Management & Research Company, a Massachusetts corporation ("Manager"), and Bankers Trust Company, a New York banking corporation ("Subadviser").

 WHEREAS, the Trust, on behalf of the Portfolio, has entered into a Management Contract, dated December 1, 1997, with Manager (the "Management Contract"), pursuant to which Manager has agreed to provide certain management and administrative services to the Portfolio; and

 WHEREAS, Manager desires to appoint Subadviser as investment subadviser to provide the investment advisory and administrative services to the Portfolio specified herein, and Subadviser is willing to serve the Portfolio in such capacity; and

 WHEREAS, the trustees of the Trust (the "Trustees"), including a majority of the Trustees who are not "interested persons" (as such term is defined below) of any party to this Agreement, and the shareholder(s) of the Portfolio, have each consented to such an arrangement;

 NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

I. APPOINTMENT OF SUBADVISER; COMPENSATION

 1.1 Appointment as Subadviser. Subject to and in accordance with the provisions hereof, Manager hereby appoints Subadviser as investment subadviser to perform the various investment advisory and other services to the Portfolio set forth herein and, subject to the restrictions set forth herein, hereby delegates to Subadviser the authority vested in Manager pursuant to the Management Contract to the extent necessary to enable Subadviser to perform its obligations under this Agreement.

 1.2 Scope of Investment Authority. (a) The Subadviser is hereby authorized, on a discretionary basis, to manage the investments and determine the composition of the assets of the Portfolio, subject at all times to (i) the supervision and control of the Trustees, (ii) the requirements of the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "Investment Company Act"), (iii) the investment objective, policies and limitations, as provided in the Portfolio's Prospectus and other governing documents, and (iv) such instructions, policies and limitations relating to the Portfolio as the Trustees or Manager may from time to time adopt and communicate in writing to Subadviser. Notwithstanding anything herein to the contrary, Subadviser is not authorized to take any action, including the purchase and sale of portfolio securities, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence.

  (b) It is understood and agreed that, for so long as this Agreement shall remain in effect, Subadviser shall retain discretionary investment authority over the manner in which the Portfolio's assets are invested, and Manager shall not have the right to overrule any investment decision with respect to a particular security made by Subadviser, provided that the Trustees and Manager shall at all times have the right to monitor the Portfolio's investment activities and performance, require Subadviser to make reports and give explanations as to the manner in which the Portfolio's assets are being invested, and, should either Manager or the Trustees become dissatisfied with Subadviser's performance in any way, terminate this Agreement in accordance with the provisions of Section 9.2 hereof.

 1.3 Appointment as Proxy Voting Agent. Subject to and in accordance with the provisions hereof, the Trustees hereby appoint Subadviser as the Portfolio's proxy voting agent, and hereby delegate to Subadviser discretionary authority to vote all proxies solicited by or with respect to issuers of securities in which the assets of the Portfolio may be invested from time to time. Upon written notice to Subadviser, the Trustees may at any time withdraw the authority granted to Subadviser pursuant to this Section 1.3 to perform any or all of the proxy voting services contemplated hereby.

 1.4 Governing Documents. Manager will provide Subadviser with copies of (i) the Trust's Declaration of Trust and By-laws, as currently in effect, (ii) the Portfolio's currently effective prospectus and statement of additional information, as set forth in the Trust's registration statement under the Investment Company Act and the Securities Act of 1933, as amended, (iii) any instructions, investment policies or other restrictions adopted by the Trustees or Manager supplemental thereto, and (iv) the Management Contract. Manager will provide Subadviser with such further documentation and information concerning the investment objectives, policies and restrictions applicable to the Portfolio as Subadviser may from time to time reasonably request.

 1.5 Subadviser's Relationship. Notwithstanding anything herein to the contrary, Subadviser shall be an independent contractor and will have no authority to act for or represent the Trust, the Portfolio or Manager in any way or otherwise be deemed an agent of any of them, except to the extent expressly authorized by this Agreement or in writing by the Trust or Manager.

 1.6 Compensation. Subadviser shall be compensated for the services it performs on behalf of the Portfolio in accordance with the terms set forth in Appendix A to this Agreement.

II. SERVICES TO BE PERFORMED BY SUBADVISER

 2.1 Investment Advisory Services. (a) In fulfilling its obligations to manage the assets of the Portfolio, Subadviser will:

   (i) formulate and implement a continuous investment program for the Portfolio, including, without limitation, implementation of a securities lending program in accordance with the provisions of
Article III hereof;

   (ii) take whatever steps are necessary to implement these investment programs by the purchase and sale of securities and other investments, including the selection of brokers or dealers, the placing of orders for such purchases and sales in accordance with the provisions of paragraph (b) below and assuring that such purchases and sales are properly settled and cleared;

   (iii) provide such reports with respect to the implementation of the Portfolio's investment program as the Trustees or Manager shall reasonably request; and

   (iv) provide advice and assistance to Manager as to the determination of the fair value of certain securities where market quotations are not readily available for purposes of calculating net asset value of the Portfolio in accordance with valuation procedures and methods established by the Trustees.

  (b) The Subadviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers and dealers selected by Subadviser. Such brokers and dealers may include brokers or dealers that are "affiliated persons" (as such term is defined in the Investment Company Act) of the Trust, the Portfolio, Manager or Subadviser, provided that Subadviser shall only place orders on behalf of the Portfolio with such affiliated persons in accordance with procedures adopted by the Trustees pursuant to Rule 17e-1 under the Investment Company Act. The Subadviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or other accounts over which Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provided such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have in respect to accounts over which they exercise investment discretion. The Trustees shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods were reasonable in relation to the benefits to the Portfolio.

 2.2. Administrative and Other Services. (a) Subadviser will, at its expense, furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolio
(excluding determination of net asset values and shareholder accounting services).

  (b) Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and the rules thereunder. Subadviser agrees that such records are the property of the Trust, and will be surrendered to the Trust promptly upon request. The Manager shall be granted reasonable access to the records and documents in Subadviser's possession relating to the Portfolios.

  (c) Subadviser shall provide such information as is necessary to enable Manager to prepare and update the Trust's registration statement (and any supplement thereto) and the Portfolio's financial statements. Subadviser understands that the Trust and Manager will rely on such information in the preparation of the Trust's registration statement and the Portfolio's financial statements, and hereby covenants that any such information approved by Subadviser expressly for use in such registration and/or financial statements shall be true and complete in all material respects.

  (d) Subadviser will vote the Portfolio's investment securities in the manner in which Subadviser believes to be in the best interests of the Portfolio, and shall review its proxy voting activities on a periodic basis with the Trustees.

  (e) Subadviser will provide custodian services to the Portfolio in accordance with the provisions of a separate Custodian Agreement, dated as of the date hereof, between the Trust, on behalf of the Portfolio, and Subadviser.

III. SECURITIES LENDING

 3.1 Appointment as Agent. For as long as this Agreement shall remain in effect, Subadviser is hereby authorized as the Portfolio's agent to lend on a disclosed basis the Portfolio's securities. Subadviser is further authorized as the Portfolio's agent to sign agreements with borrowers, ownership or other certificates as may be required by the Internal Revenue Service or any other tax authorities, and to take any other actions necessary to effect such loans.

 3.2. Indemnification. (a) In the event that any securities lending transaction is terminated and the loaned securities or any portion thereof shall not have been returned to the Portfolio by or on behalf of the borrower within the time specified by Subadviser's agreement with the borrower (the "Delivery Date"), Subadviser shall, at its expense, within one (1) business day after the Delivery Date replace the loaned securities (or any portion thereof not so returned) with a like amount of the loaned securities of the same issuer, class and denomination, and hold the Portfolio, the Trustees and Manager harmless from any brokerage commission, fees, taxes or other expenses incurred by Subadviser in the purchase of such replacement securities. If Subadviser is unable to purchase such replacement securities on the open market within one business day after the Delivery Date (the "Reimbursement Date"), Subadviser shall credit the Portfolio's account by the close of business on the Reimbursement Date with an amount of cash in U.S. dollars equal to (i) if the Portfolio shall continue to hold such unreturned loaned securities, the Market Value (as defined below) of such unreturned loaned securities determined at the close of business as of the Reimbursement Date, plus all financial benefits derived from the beneficial ownership of the unreturned loaned securities which have accrued on such securities whether or not received from borrower, or (ii) if the Portfolio shall have sold such securities prior to the Reimbursement Date, (x) the sale proceeds in respect of such sale, to the extent not received by the Portfolio, plus (y) any interest, penalties, fees or other costs, if any, incurred by the Portfolio as a direct result of a failure to settle such sale on a timely basis, provided that such interest, penalties, fees or other costs shall not include any consequential or special damages which may arise out of such failure to settle such sale on a timely basis. The "Market Value" of any securities on any given day shall be the fair market value of such security on such day, as determined in accordance with the Portfolio's valuation procedures and methods, as adopted by the Trustees.

  (b) In the event that Subadviser shall be required to make any payment to the Portfolio or shall incur any loss or expense pursuant to paragraph (a) above, it shall, to the extent of such payment or loss or expense, be subrogated to, and succeed to, all of the Portfolio's rights against the borrower and to the collateral involved. To the extent the collateral consists of cash or securities issued or guaranteed by the United States Government or its agencies, the Portfolio shall contemporaneously with any such payment to the Portfolio by Subadviser surrender same to Subadviser for its sole disposition.

  (c) Notwithstanding the foregoing, in no event shall Subadviser incur liability pursuant to paragraph (a) above if Subadviser is prevented, forbidden or delayed from causing a loaned security to be returned to the Portfolio by the applicable Delivery Date by reason of
(i) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or of any foreign country, or political subdivision thereof, or of any court of competent jurisdiction; or (ii) any act of God or war or other similar circumstance beyond the control of Subadviser unless, in each case, such delay or nonperformance is caused by (A) the negligence, misfeasance or misconduct of Subadviser or any of its directors, officers, employees or agents, or (B) a malfunction or failure of equipment operated or utilized by Subadviser other than a malfunction or failure beyond Subadviser's control and which could not have been reasonably anticipated and/or prevented by Subadviser.

 3.3. Market Risk. The Portfolio acknowledges that any cash collateral provided by a borrower in respect of a securities lending transaction may be invested by Subadviser on the Portfolio's behalf at the Portfolio's risk, and if, upon termination of any loan, the cash collateral held by Subadviser for Portfolio's account is less than the amount required to be returned to the borrower under Subadviser's agreement with the borrower, the Portfolio will provide borrower with cash in the amount of any such deficiency.

 3.4. Subadviser's Relationships with Borrowers. The Portfolio acknowledges that Subadviser or its affiliates may be a creditor of, for its own account or in a fiduciary capacity, or generally engage in any kind of commercial or investment banking business with, a borrower, to whom Subadviser has lent the Portfolio's securities. Without limiting the generality of the foregoing, Subadviser shall not be required to disclose to the Portfolio or Manager any financial information about a borrower obtained in the course of its relationship with such borrower.

 3.5 Securities Lending Procedures. Subadviser's securities lending activities on behalf of the Portfolio shall be governed by such procedures as shall be adopted by the Trustees or Manager, as the same may be amended from time to time.

IV. COMPLIANCE; CONFIDENTIALITY

 4.1 Compliance. (a) Subadviser will comply with (i) all applicable state and federal laws and regulations governing the performance of the Subadviser's duties hereunder, (ii) the investment objective, policies and limitations, as provided in the Portfolio's Prospectus and other governing documents, and (iii) such instructions, policies and limitations relating to the Portfolio as the Trustees or Manager may from time to time adopt and communicate in writing to subadviser.

  (b) Subadviser will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Trust with a copy of such code of ethics, evidence of its adoption and copies of any supplemental policies and procedures implemented to ensure compliance therewith.

 4.2 Confidentiality. The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party's business and operations, including without limitation the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 4.2 or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

V. LIABILITY OF SUBADVISER

 5.1 Liability; Standard of Care. Notwithstanding anything herein to the contrary, except as provided in Section 3.2 hereof, neither Subadviser, nor any of its directors, officers or employees, shall be liable to Manager or the Trust for any loss resulting from Subadviser's acts or omissions as Subadviser to the Portfolio, except to the extent any such losses result from bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Subadviser or any of its directors, officers or employees in the performance of the Subadviser's duties and obligations under this Agreement.

 5.2 Indemnification. (a) Subadviser agrees to indemnify and hold the Trust and Manager harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys fees) suffered by the Trust or Manager resulting from (i) Subadviser's breach of its duties hereunder, or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Subadviser or any of its directors, officers or employees in the performance of the Subadviser's duties and obligations under this Agreement, except to the extent such loss results from the Trust's or Manager's own willful misfeasance, bad faith, reckless disregard or negligence in the performance of their respective duties and obligations under the Management Contract or this Agreement.

  (b) Manager hereby agrees to indemnify and hold Subadviser harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorney's fees) suffered by Subadviser resulting from (i) Manager's breach of its duties under Management Contract, or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of Manager or any of its directors, officers or employees in the performance of Manager's duties and obligations under this Agreement, except to the extent such loss results from Subadviser's own willful misfeasance, bad faith, reckless disregard or negligence in the performance of Subadviser's duties and obligations under this Agreement.

VI. SUPPLEMENTAL ARRANGEMENTS; EXPENSES; INSURANCE

 6.1 Supplemental Arrangements. Subject to the prior written consent of the Trustees and Manager, Subadviser may enter into arrangements with other persons affiliated with Subadviser to better fulfill its obligations under this Agreement for the provision of certain personnel and facilities to Subadviser, provided that such arrangements do not rise to the level of an advisory contract subject to the requirements of Section 15 of the Investment Company Act.

 6.2 Expenses. It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by Subadviser hereunder or by Manager under the Management Agreement. Subadviser expressly agrees to pay the cost of all custody services required by the Portfolio. Expenses paid by the Portfolios will include, but not be limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trustees other than those who are "interested persons" of the Trust, Manager or Subadviser; (iv) legal and audit expenses; (v) registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share based on the relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Manager, of 50% of insurance premiums for fidelity bond and other coverage; (x) investment management fees; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and any legal obligation that the Portfolio may have to indemnify the Trustees, officers and/or employees or agents with respect thereto. Subadviser shall not cause the Trust or the Portfolios to incur any expenses, other than those reasonably necessary for Subadviser to fulfill its obligations under this Agreement, unless Subadviser has first notified Manager of its intention to do so.

 6.3 Insurance. Subadviser shall maintain for the duration hereof, with an insurer acceptable to Manager, a blanket bond and professional liability (errors and omissions) insurance in amounts reasonably acceptable to Manager. Subadviser agrees that such insurance shall be considered primary and Subadviser shall assure that such policies pay claims prior to similar policies that may be maintained by Manager. In the event Subadviser fails to have in force such insurance, that failure will not exclude Subadviser's responsibility to pay up to the limit Subadviser would have had to pay had said insurance been in force.

VII. CONFLICTS OF INTEREST

 7.1 Conflicts of Interest. It is understood that the Trustees, officers, agents and shareholders of the Trust are or may be interested in Subadviser as directors, officers, stockholders or otherwise; that directors, officers, agents and stockholders of Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided in the Trust's Declaration of Trust and the Articles of Incorporation of Subadviser, respectively, or by specific provisions of applicable law.

VIII. REGULATION

 8.1 Regulation. Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may reasonably request or require pursuant to applicable laws and regulations.

IX. DURATION AND TERMINATION OF AGREEMENT

 9.1 Effective Date; Duration; Continuance. (a) This Agreement shall
become effective on    June 4, 1999    .

  (b) Subject to prior termination pursuant to Section 9.2 below, this
Agreement shall continue in force until July 31,    1999    , and
indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees who are not "interested persons" (as such term is defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

  (c) Shareholder approval of this Agreement or any continuance of this Agreement, if required, shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of the Portfolio votes to approve this Agreement or its continuance.

 9.2 Termination and Assignment. This Agreement may be terminated at any time, upon sixty days' written notice, without the payment of any penalty, (i) by the Trustees, (ii) by the vote of a majority of the outstanding voting securities of the Portfolio; (iii) by Manager, or
(iv) by Subadviser.

  (b) This Agreement will terminate automatically, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act) or (ii) in the event the Management Contract is terminated for any reason.

 9.3 Definitions. The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Securities and Exchange Commission.

X. REPRESENTATIONS, WARRANTIES AND COVENANTS

 10.1 Representations of the Portfolio. The Trust, on behalf of the Portfolio, represents and warrants that:

  (i) the Trust is a business trust established pursuant to the laws of the Commonwealth of Massachusetts;

  (ii) the Trust is duly registered as an investment company under the Investment Company Act and the Portfolio is a duly constituted series portfolio thereof;

  (iii) the execution, delivery and performance of this Agreement are within the Trust's powers, have been and remain duly authorized by all necessary action (including without limitation all necessary approvals and other actions required under the Investment Company Act) and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Trust or the Portfolio;

  (iv) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

  (v) this Agreement constitutes a legal, valid and binding obligation enforceable against the Trust and the Portfolio in accordance with its terms.

 10.2 Representations of the Manager. The Manager represents, warrants and agrees that:

  (i) Manager is a corporation established pursuant to the laws of the Commonwealth of Massachusetts;

  (ii) Manager is duly registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act");

  (iii) Manager has been duly appointed by the Trustees and Shareholders of the Portfolio to provide investment services to the Portfolio as contemplated by the Management Contract;

  (iv) the execution, delivery and performance of this Agreement are within Manager's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Manager;

  (v) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

  (vi) this Agreement constitutes a legal, valid and binding obligation enforceable against Manager.

 10.3 Representations of Subadviser. Subadviser represents, warrants and agrees that:

  (i) Subadviser is a New York banking corporation established pursuant to the laws of the State of New York;

  (ii) Subadviser is duly registered as an "investment adviser" under the Advisers Act; or is a "bank" as defined in Section 202 (a) (2) of the Advisers Act or an "insurance company" as defined in Section 202
(a) (2) of the Advisers Act.

  (iii) the execution, delivery and performance of this Agreement are within Subadviser's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Subadviser;

  (iv) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

  (v) this Agreement constitutes a legal, valid and binding obligation enforceable against Subadviser.

 10.4 Covenants of Subadviser. (a) Subadviser will promptly notify the Trust and Manager in writing of the occurrence of any event which could have a material impact on the performance of its obligations pursuant to this Agreement, including without limitation:

   (i) the occurrence of any event which could disqualify Subadviser from serving as an investment adviser of a registered investment company pursuant to Section 9 (a) of the Investment Company Act or otherwise;

   (ii) any material change in the Subadviser's overall business activities that may have a material adverse affect on the Subadviser's ability to perform under its obligations under this Agreement;

   (iii) any event that would constitute a change in control of Subadviser;

   (iv) any change in the portfolio manager of the Portfolio; and

   (v) the existence of any pending or threatened audit, investigation, complaint, examination or other inquiry (other than routine regulatory examinations or inspections) relating to the Portfolio conducted by any state or federal governmental regulatory authority.

  (b) Subadviser agrees that it will promptly supply Manager with copies of any material changes to any of the documents provided by Subadviser pursuant to Section 4.1.

XI. MISCELLANEOUS PROVISIONS

 11.1 Use of Subadviser's Name. Neither the Trust nor Manager will use the name of Subadviser, or any affiliate of Subadviser, in any prospectus, advertisement sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by the Subadviser and the Manager.

 11.2 Use of Trust or Manager's Name. Subadviser will not use the name of Manager, the Trust or the Portfolio in any prospectus, advertisement, sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by the Subadviser and the Manager.

 11.3 Amendments. This Agreement may only be amended with the prior written consent of each of the parties hereto and if such amendment is specifically approved (i) by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Trustees who are not interested persons (as such term is defined in the Investment Company Act) of any person to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment.

 11.4 Entire Agreement. This Agreement contains the entire understanding and agreement of the parties with respect to the subject hereof.

 11.5 Captions. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part of the Agreement.

 11.6 Notices. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust, Manager or Subadviser, as the case may be, in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this Section 11.6.

 11.7 Severability. Should any portion of this Agreement, for any reason, be held to be void at law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

 11.8 Governing Law. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to the choice of law provisions thereof), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

 11.9 Limitation of Liability. A copy of the Declaration of Trust establishing the Trust, dated March 21, 1988, together with all amendments, is on file in the office of the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is not executed on behalf of any of the Trustees as individuals and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or the Portfolio, but only the assets belonging to the Portfolio shall be liable.

 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

SIGNATURE LINES OMITTED

APPENDIX A

 Pursuant to Section 1.6 of the Subadvisory Agreement among Variable Insurance Products Fund II (the "Trust"), on behalf of Index 500 Portfolio (the "Portfolio"), Fidelity Management & Research Company ("Manager") and Bankers Trust Company ("Subadviser"), Subadviser shall be compensated for the services it performs on behalf of the Portfolio as follows:

 1. Fees Payable by Manager. Manager will pay Subadviser a monthly fee computed at an annual rate of 0.006% (0.6 basis points) of the average daily net assets of the Portfolio (computed in the manner set forth in the Trust's Declaration of Trust) throughout the month.

 Subadviser's fee shall be computed monthly, and within twelve business days of the end of each calendar month, Manager shall transmit to Subadviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by Subadviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

 Subadviser agrees to look exclusively to Manager, and not to any assets of the Trust or the Portfolio, for the payment of Subadviser's fees arising under this Paragraph 1.

 2. Fees Payable by Trust. The Trust, on behalf of the Portfolio, shall pay Subadviser a monthly fee equal to 40% of the Portfolio's aggregate Net Securities Lending Income (as defined below) attributable to the securities lending activities conducted by Subadviser on the Portfolio's behalf. For purposes of this Paragraph 2, the Portfolio's aggregate "Net Securities Lending Income" for any given month shall be calculated in accordance with the following provisions:

  (a) Loans Collateralized by Cash. For securities lending transactions collateralized by cash, the Portfolio's aggregate Net Securities Lending Income attributable to such transactions for such month shall be equal to (i) the income earned by the Portfolio from investing such cash collateral during such month, plus (ii) if such cash collateral is invested in a money market fund or similar investment vehicle managed by Subadviser or its affiliates, an amount equal to the Portfolio's pro rata share (calculated by dividing the average daily amount of the Portfolio's cash collateral so invested during such month by the average daily net assets of such investment vehicle for such month) of the Total Operating Expenses (as defined below) accrued by such investment vehicle in respect of such month, less (iii) any rebates, commissions or similar fees paid by the Portfolio in respect of such transactions during such month. For purposes of this subparagraph 2(a), an investment vehicle's "Total Operating Expenses" shall consist of "Management Fees," "Rule 12b-1 Fees," and "Other Expenses," as such terms are defined in paragraphs 8, 9, and 10, respectively, of the instructions to Part A, Item 2 of the form of registration statement promulgated by the Securities and Exchange Commission on Form N-1A, as the same may be amended from time to time.

  (b) Loans Collateralized by Securities. For securities lending transactions collateralized by securities or a letter of credit, the Portfolio's aggregate Net Securities Lending Income attributable to such transactions for such month shall be equal to (i) the securities lending fees paid by the borrower to the Portfolio in respect of such transactions, less (ii) any rebates, commissions or similar fees paid by the Portfolio in respect of such transactions.

  (c) Substitute Payments. Substitute payments received by the Portfolio from a borrower in lieu of any dividends, distributions or other financial benefits paid out in respect of a loaned security shall not be considered part of the Portfolio's Net Securities Lending Income for purposes of calculating the fee payable by the Portfolio pursuant to this Paragraph 2, except that (i) to the extent that any such substitute payment exceeds the amount that the Portfolio would have received had such security not been loaned to the borrower, the Portfolio's Net Securities Lending Income shall be increased by an amount equal to the difference, and (ii) to the extent that any such substitute payment is less than the amount that the Portfolio would have received had such security not been loaned to the borrower, the Portfolio's Net Securities Lending Income shall be decreased by an amount equal to the difference.

 The fees payable by the Portfolio pursuant to this Paragraph 2 shall accrue daily and shall be paid to Subadviser monthly within twelve business days of the end of each calendar month. If the Portfolio's aggregate Net Securities Lending Income for any calendar month shall be a negative amount, the fee payable by the Portfolio for such month pursuant to this Paragraph 2 shall be zero, and an amount equal to 40% of such negative Net Securities Lending Income shall be carried forward and applied against future fees earned by Subadviser pursuant to this Paragraph 2 for a period not to exceed 3 calendar months.

 Subadviser agrees to look exclusively to the assets of the Portfolio, and not to any other assets of the Trust or Manager, for the payment of Subadviser's fees arising under this Paragraph 2.

   EXHIBIT 2

   ((UNDERLINED)) LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF

SUBADVISORY AGREEMENT

 T   his     Agreement is entered into as of the [4th]
((_____))     day of [June]    ((____)),     1999, among Variable
Insurance Products Fund II, a Massachusetts business trust (the "Trust"), on behalf of Index 500 Portfolio, a series portfolio of the Trust (the "Portfolio"), Fidelity Management & Research Company, a Massachusetts corporation ("Manager"), and Bankers Trust Company, a New York banking corporation ("Subadviser").

 WHEREAS, the Trust, on behalf of the Portfolio, has entered into a Management Contract, dated December 1, 1997, with Manager (the "Management Contract"), pursuant to which Manager has agreed to provide certain management and administrative services to the Portfolio; and
 WHEREAS, Manager desires to appoint Subadviser as investment subadviser to provide the investment advisory and administrative services to the Portfolio specified herein, and Subadviser is willing to serve the Portfolio in such capacity; and

 WHEREAS, the trustees of the Trust (the "Trustees"), including a majority of the Trustees who are not "interested persons" (as such term is defined below) of any party to this Agreement, and the shareholder(s) of the Portfolio, have each consented to such an arrangement;

    NOW    , THEREFORE, in consideration of the mutual covenants
contained herein, the parties agree as follows:

I. APPOINTMENT OF SUBADVISER; COMPENSATION

 1.1 Appointment as Subadviser. Subject to and in accordance with the provisions hereof, Manager hereby appoints Subadviser as investment subadviser to perform the various investment advisory and other services to the Portfolio set forth herein and, subject to the restrictions set forth herein, hereby delegates to Subadviser the authority vested in Manager pursuant to the Management Contract to the extent necessary to enable Subadviser to perform its obligations under this Agreement.

 1.2 Scope of Investment Authority. (a) The Subadviser is hereby authorized, on a discretionary basis, to manage the investments and determine the composition of the assets of the Portfolio, subject at all times to (i) the supervision and control of the Trustees, (ii) the
requirements of the Investment Company Act of 1940    [and rules
thereunder]    , as    amended     [from time to time] (the
"Investment Company Act")    ((    and the rules    thereunder)),
(iii) the investment objective, policies and limitations, as provided in the Portfolio's Prospectus and other governing documents, and (iv) such instructions, policies and limitations relating to the Portfolio as the Trustees or Manager may from time to time adopt and communicate in writing to Subadviser. Notwithstanding anything herein to the contrary, Subadviser is not authorized to take any action, including the purchase and sale of portfolio securities, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence.

  (b) It is understood and agreed that, for so long as this Agreement shall remain in effect, Subadviser shall retain discretionary investment authority over the manner in which the Portfolio's assets are invested, and Manager shall not have the right to overrule any investment decision with respect to a particular security made by Subadviser, provided that the Trustees and Manager shall at all times have the right to monitor the Portfolio's investment activities and performance, require Subadviser to make reports and give explanations as to the manner in which the Portfolio's assets are being invested, and, should either Manager or the Trustees become dissatisfied with Subadviser's performance in any way, terminate this Agreement in
accordance with the provisions of Section    [9.2] ((8.2)) hereof.

 1.3 Appointment as Proxy Voting Agent. Subject to and in accordance with the provisions hereof, the Trustees hereby appoint Subadviser as the Portfolio's proxy voting agent, and hereby delegate to Subadviser discretionary authority to vote all proxies solicited by or with respect to issuers of securities in which the assets of the Portfolio may be invested from time to time. Upon written notice to Subadviser, the Trustees may at any time withdraw the authority granted to Subadviser pursuant to this Section 1.3 to perform any or all of the proxy voting services contemplated hereby.

 1.4 Governing Documents. Manager will provide Subadviser with copies of (i) the Trust's Declaration of Trust and By-laws, as currently in effect, (ii) the Portfolio's currently effective prospectus and statement of additional information, as set forth in the Trust's registration statement under the Investment Company Act and the Securities Act of 1933, as amended, (iii) any instructions, investment policies or other restrictions adopted by the Trustees or Manager supplemental thereto, and (iv) the Management Contract. Manager will provide Subadviser with such further documentation and information concerning the investment objectives, policies and restrictions applicable to the Portfolio as Subadviser may from time to time reasonably request.

 1.5 Subadviser's Relationship. Notwithstanding anything herein to the contrary, Subadviser shall be an independent contractor and will have no authority to act for or represent the Trust, the Portfolio or Manager in any way or otherwise be deemed an agent of any of them, except to the extent expressly authorized by this Agreement or in writing by the Trust or Manager.

 1.6 Compensation. Subadviser shall be compensated for the services it performs on behalf of the Portfolio in accordance with the terms set forth in Appendix A to this Agreement.

II. SERVICES TO BE PERFORMED BY SUBADVISER

 2.1 Investment Advisory Services. (a) In fulfilling its obligations to manage the assets of the Portfolio, Subadviser will:

   (i) formulate and implement a continuous investment program for the Portfolio [, including, without limitation, implementation of a securities lending program in accordance with the provisions of
Article III hereof];

   (ii) take whatever steps are necessary to implement these investment programs by the purchase and sale of securities and other investments, including the selection of brokers or dealers, the placing of orders for such purchases and sales in accordance with the provisions of paragraph (b) below and assuring that such purchases and sales are properly settled and cleared;

   (iii) provide such reports with respect to the implementation of the Portfolio's investment program as the Trustees or Manager shall reasonably request; and

   (iv) provide advice and assistance to Manager as to the determination of the fair value of certain securities where market quotations are not readily available for purposes of calculating net asset value of the Portfolio in accordance with valuation procedures and methods established by the Trustees.

  (b) The Subadviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers and dealers selected by Subadviser. Such brokers and dealers may include brokers or dealers that are "affiliated persons" (as such term is defined in the Investment Company Act) of the Trust, the Portfolio, Manager or Subadviser, provided that Subadviser shall only place orders on behalf of the Portfolio with such affiliated persons in accordance with procedures adopted by the Trustees pursuant to Rule 17e-1 under the Investment Company Act. The Subadviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or other accounts over which Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provided such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have in respect to accounts over which they exercise investment discretion. The Trustees shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods were reasonable in relation to the benefits to the Portfolio.

 2.2. Administrative and Other Services. (a) Subadviser will, at its expense, furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolio
(excluding determination of net asset values and shareholder accounting services).

  (b) Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and the rules thereunder. Subadviser agrees that such records are the property of the Trust, and will be surrendered to the Trust promptly upon request. The Manager shall be granted reasonable access to the records and documents in Subadviser's possession relating to the Portfolio.

  (c) Subadviser shall provide such information as is necessary to enable Manager to prepare and update the Trust's registration statement (and any supplement thereto) and the Portfolio's financial statements. Subadviser understands that the Trust and Manager will rely on such information in the preparation of the Trust's registration statement and the Portfolio's financial statements, and hereby covenants that any such information approved by Subadviser expressly for use in such registration and/or financial statements shall be true and complete in all material respects.

  (d) Subadviser will vote the Portfolio's investment securities in the manner in which Subadviser believes to be in the best interests of the Portfolio, and shall review its proxy voting activities on a periodic basis with the Trustees.

  (e) Subadviser will provide custodian services to the Portfolio in accordance with the provisions of a separate Custodian Agreement, dated as of the date hereof, between the Trust, on behalf of the Portfolio, and Subadviser.

   [III. SECURITIES LENDING

    3.1 Appointment as Agent. For as long as this Agreement shall remain in effect, Subadviser is hereby authorized as the Portfolio's agent to lend on a disclosed basis the Portfolio's securities. Subadviser is further authorized as the Portfolio's agent to sign agreements with borrowers, ownership or other certificates as may be required by the Internal Revenue Service or any other tax authorities, and to take any other actions necessary to effect such loans.

    3.2. Indemnification. (a) In the event that any securities lending transaction is terminated and the loaned securities or any portion thereof shall not have been returned to the Portfolio by or on behalf of the borrower within the time specified by Subadviser's agreement with the borrower (the "Delivery Date"), Subadviser shall, at its expense, within one (1) business day after the Delivery Date replace the loaned securities (or any portion thereof not so returned) with a like amount of the loaned securities of the same issuer, class and denomination, and hold the Portfolio, the Trustees and Manager harmless from any brokerage commission, fees, taxes or other expenses incurred by Subadviser in the purchase of such replacement securities. If Subadviser is unable to purchase such replacement securities on the open market within one business day after the Delivery Date (the "Reimbursement Date"), Subadviser shall credit the Portfolio's account by the close of business on the Reimbursement Date with an amount of cash in U.S. dollars equal to (i) if the Portfolio shall continue to hold such unreturned loaned securities, the Market Value (as defined below) of such unreturned loaned securities determined at the close of business as of the Reimbursement Date, plus all financial benefits derived from the beneficial ownership of the unreturned loaned securities which have accrued on such securities whether or not received from borrower, or (ii) if the Portfolio shall have sold such securities prior to the Reimbursement Date, (x) the sale proceeds in respect of such sale, to the extent not received by the Portfolio, plus (y) any interest, penalties, fees or other costs, if any, incurred by the Portfolio as a direct result of a failure to settle such sale on a timely basis, provided that such interest, penalties, fees or other costs shall not include any consequential or special damages which may arise out of such failure to settle such sale on a timely basis. The "Market Value" of any securities on any given day shall be the fair market value of such security on such day, as determined in accordance with the Portfolio's valuation procedures and methods, as adopted by the Trustees.

     (b) In the event that Subadviser shall be required to make any payment to the Portfolio or shall incur any loss or expense pursuant to paragraph (a) above, it shall, to the extent of such payment or loss or expense, be subrogated to, and succeed to, all of the Portfolio's rights against the borrower and to the collateral involved. To the extent the collateral consists of cash or securities issued or guaranteed by the United States Government or its agencies, the Portfolio shall contemporaneously with any such payment to the Portfolio by Subadviser surrender same to Subadviser for its sole disposition.

     (c) Notwithstanding the foregoing, in no event shall Subadviser incur liability pursuant to paragraph (a) above if Subadviser is prevented, forbidden or delayed from causing a loaned security to be returned to the Portfolio by the applicable Delivery Date by reason of
(i) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or of any foreign country, or political subdivision thereof, or of any court of competent jurisdiction; or (ii) any act of God or war or other similar circumstance beyond the control of Subadviser unless, in each case, such delay or nonperformance is caused by (A) the negligence, misfeasance or misconduct of Subadviser or any of its directors, officers, employees or agents, or (B) a malfunction or failure of equipment operated or utilized by Subadviser other than a malfunction or failure beyond Subadviser's control and which could not have been reasonably anticipated and/or prevented by Subadviser.

    3.3. Market Risk. The Portfolio acknowledges that any cash collateral provided by a borrower in respect of a securities lending transaction may be invested by Subadviser on the Portfolio's behalf at the Portfolio's risk, and if, upon termination of any loan, the cash collateral held by Subadviser for Portfolio's account is less than the amount required to be returned to the borrower under Subadviser's agreement with the borrower, the Portfolio will provide borrower with cash in the amount of any such deficiency.

    3.4. Subadviser's Relationships with Borrowers. The Portfolio acknowledges that Subadviser or its affiliates may be a creditor of, for its own account or in a fiduciary capacity, or generally engage in any kind of commercial or investment banking business with, a borrower, to whom Subadviser has lent the Portfolio's securities. Without limiting the generality of the foregoing, Subadviser shall not be required to disclose to the Portfolio or Manager any financial information about a borrower obtained in the course of its relationship with such borrower.

    3.5 Securities Lending Procedures. Subadviser's securities lending activities on behalf of the Portfolio shall be governed by such procedures as shall be adopted by the Trustees or Manager, as the same may be amended from time to time.]

   [IV.] ((    III   .))     COMPLIANCE; CONFIDENTIALITY

    [4.1] ((    3.1   ))     Compliance. (a) Subadviser will comply
with (i) all applicable state and federal laws and regulations governing the performance of the Subadviser's duties hereunder, (ii) the investment objective, policies and limitations, as provided in the Portfolio's Prospectus and other governing documents, and (iii) such instructions, policies and limitations relating to the Portfolio as the Trustees or Manager may from time to time adopt and communicate in writing to subadviser.

  (b) Subadviser will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Trust with a copy of such code of ethics, evidence of its adoption and copies of any supplemental policies and procedures implemented to ensure compliance therewith.

    [4.2] ((    3.2   ))     Confidentiality. The parties to this
Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party's business and operations, including without limitation the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of
this Section    [4.2] ((3.2))     or which is required to be disclosed
by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

[V   .    ]    ((    IV   .))     LIABILITY OF SUBADVISER

    [5.1] ((    4.1   ))     Liability; Standard of Care.
Notwithstanding anything herein to the contrary, [except as provided in Section 3.2 hereof,] neither Subadviser, nor any of its directors, officers or employees, shall be liable to Manager or the Trust for any loss resulting from Subadviser's acts or omissions as Subadviser to the Portfolio, except to the extent any such losses result from bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Subadviser or any of its directors, officers or employees in the performance of the Subadviser's duties and obligations under this Agreement.

    [5.2] ((    4.2   ))     Indemnification. (a) Subadviser agrees to
indemnify and hold the Trust and Manager harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys fees) suffered by the Trust or Manager resulting from (i) Subadviser's breach of its duties hereunder, or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Subadviser or any of its directors, officers or employees in the performance of the Subadviser's duties and obligations under this Agreement, except to the extent such loss results from the Trust's or Manager's own willful misfeasance, bad faith, reckless disregard or negligence in the performance of their respective duties and obligations under the Management Contract or this Agreement.

  (b) Manager hereby agrees to indemnify and hold Subadviser harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorney's fees) suffered by Subadviser resulting from (i) Manager's breach of its duties under Management Contract, or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of Manager or any of its directors, officers or employees in the performance of Manager's duties and obligations under this Agreement, except to the extent such loss results from Subadviser's own willful misfeasance, bad faith, reckless disregard or negligence in the performance of Subadviser's duties and obligations under this Agreement.

   [VI.] ((    V   .))     SUPPLEMENTAL ARRANGEMENTS; EXPENSES;
INSURANCE

    [6.1] ((    5.1   ))     Supplemental Arrangements. Subject to the
prior written consent of the Trustees and Manager, Subadviser may enter into arrangements with other persons affiliated with Subadviser to better fulfill its obligations under this Agreement for the provision of certain personnel and facilities to Subadviser, provided that such arrangements do not rise to the level of an advisory contract subject to the requirements of Section 15 of the Investment Company Act.

    [6.2] ((    5.2   ))     Expenses. It is understood that the
Portfolio will pay all of its expenses other than those expressly stated to be payable by Subadviser hereunder or by Manager under the Management Agreement. Subadviser expressly agrees to pay the cost of all custody services required by the Portfolio. Expenses paid by the Portfolios will include, but not be limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments;
(iii) fees and expenses of the Trustees other than those who are "interested persons" of the Trust, Manager or Subadviser; (iv) legal and audit expenses; (v) registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share based on the relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Manager, of 50% of insurance premiums for fidelity bond and other coverage; (x) investment management fees; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and any legal obligation that the Portfolio may have to indemnify the Trustees, officers and/or employees or agents with respect thereto. Subadviser shall not cause the Trust or the Portfolio to incur any expenses, other than those reasonably necessary for Subadviser to fulfill its obligations under this Agreement, unless Subadviser has first notified Manager of its intention to do so.

    [6.3] ((    5.3   ))     Insurance. Subadviser shall maintain for
the duration hereof, with an insurer acceptable to Manager, a blanket bond and professional liability (errors and omissions) insurance in amounts reasonably acceptable to Manager. Subadviser agrees that such insurance shall be considered primary and Subadviser shall assure that such policies pay claims prior to similar policies that may be maintained by Manager. In the event Subadviser fails to have in force such insurance, that failure will not exclude Subadviser's responsibility to pay up to the limit Subadviser would have had to pay had said insurance been in force.

[VII.]    ((VI.))     CONFLICTS OF INTEREST

 [7.1]    ((    6.1   ))     Conflicts of Interest. It is understood
that the Trustees, officers, agents and shareholders of the Trust are or may be interested in Subadviser as directors, officers, stockholders or otherwise; that directors, officers, agents and stockholders of Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided in the Trust's Declaration of Trust and the Articles of Incorporation of Subadviser, respectively, or by specific provisions of applicable law.

   [VIII.] ((VII.))     REGULATION

    [8.1] ((7.1))     Regulation. Subadviser shall submit to all
regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may reasonably request or require pursuant to applicable laws and regulations.

   [IX.] ((VIII.))     DURATION AND TERMINATION OF AGREEMENT

    [9.1] ((8.1))     Effective Date; Duration; Continuance. (a) This
Agreement shall become effective on    [June 4] ((____)), 1999    .

  (b) Subject to prior termination pursuant to Section    [9.2]
((8.2))     below, this Agreement shall continue in force until July
31,    [1999]  ((2000))    , and indefinitely thereafter, but only so
long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees who are not "interested persons" (as such term is defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

  (c)    ((The required)) [S]((s))    hareholder approval of this
Agreement or any continuance of this Agreement    [, if required,]
    shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of the Portfolio votes to approve this Agreement or its continuance.

    [9.2] ((8.2)) Termination and Assignment. (((a))) This Agreement may be terminated at any time, upon sixty days' written notice, without the payment of any penalty, (i) by the Trustees, (ii) by the vote of a majority of the outstanding voting securities of the Portfolio; (iii) by Manager, or (iv) by Subadviser.

  (b) This Agreement will terminate automatically, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act) or (ii) in the event the Management Contract is terminated for any reason.

    [9.3] ((8.3))     Definitions. The terms "registered investment
company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Securities and Exchange
Commission    ((("Commission")))    .

   [X.] ((IX.))     REPRESENTATIONS, WARRANTIES AND COVENANTS

    [10.1] ((9.1))     Representations of the Portfolio. The Trust, on
behalf of the Portfolio, represents and warrants that:

  (i) the Trust is a business trust established pursuant to the laws of the Commonwealth of Massachusetts;

  (ii) the Trust is duly registered as an investment company under the Investment Company Act and the Portfolio is a duly constituted series portfolio thereof;

  (iii) the execution, delivery and performance of this Agreement are within the Trust's powers, have been and remain duly authorized by all necessary action (including without limitation all necessary approvals and other actions required under the Investment Company Act) and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Trust or the Portfolio;

  (iv) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

  (v) this Agreement constitutes a legal, valid and binding obligation enforceable against the Trust and the Portfolio in accordance with its terms.

    [10.2] ((9.2))     Representations of the Manager. The Manager
represents, warrants and agrees that:

  (i) Manager is a corporation established pursuant to the laws of the Commonwealth of Massachusetts;

  (ii) Manager is duly registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act");

  (iii) Manager has been duly appointed by the Trustees and Shareholders of the Portfolio to provide investment services to the Portfolio as contemplated by the Management Contract.

  (iv) the execution, delivery and performance of this Agreement are within Manager's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Manager;

  (v) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

  (vi) this Agreement constitutes a legal, valid and binding obligation enforceable against Manager.

    [10.3] ((9.3))     Representations of Subadviser. Subadviser
represents, warrants and agrees that:

  (i) Subadviser is a New York banking corporation established pursuant to the laws of the State of New York;

  (ii) Subadviser is duly registered as an "investment adviser" under the Advisers Act; or is a "bank" as defined in Section 202 (a) (2) of the Advisers Act or an "insurance company" as defined in Section 202
(a) (2) of the Advisers Act.

  (iii) the execution, delivery and performance of this Agreement are within Subadviser's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Subadviser;

  (iv) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

  (v) this Agreement constitutes a legal, valid and binding obligation enforceable against Subadviser.

    [10.4] ((9.4))     Covenants of the Subadviser. (a) Subadviser
will promptly notify the Trust and Manager in writing of the occurrence of any event which could have a material impact on the performance of its obligations pursuant to this Agreement, including without limitation:

   (i) the occurrence of any event which could disqualify Subadviser from serving as an investment adviser of a registered investment company pursuant to Section 9 (a) of the Investment Company Act or otherwise;

   (ii) any material change in the Subadviser's overall business activities that may have a material adverse affect on the Subadviser's ability to perform under its obligations under this Agreement;

   (iii) any event that would constitute a change in control of Subadviser;

   (iv) any change in the portfolio manager of the Portfolio; and

   (v) the existence of any pending or threatened audit, investigation, complaint, examination or other inquiry (other than routine regulatory examinations or inspections) relating to the Portfolio conducted by any state or federal governmental regulatory authority.

  (b) Subadviser agrees that it will promptly supply Manager with copies of any material changes to any of the documents provided by
Subadviser pursuant to Section    [4.1] ((3.1)).

 [XI.] ((X.))     MISCELLANEOUS PROVISIONS

    [11.1] ((10.1))     Use of Subadviser's Name. Neither the Trust
nor Manager will use the name of Subadviser, or any affiliate of Subadviser, in any prospectus, advertisement sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by the Subadviser and the Manager.

    [11.2] ((10.2))     Use of Trust or Manager's Name. Subadviser
will not use the name of Manager, the Trust or the Portfolio in any prospectus, advertisement, sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by the Subadviser and the Manager.

    [11.3] ((10.3))     Amendments   . This Agreement may [only be
amended with the prior written consent of each of the parties hereto and if such amendment is specifically approved (i) by the vote of a majority of the outstanding voting securities of the Portfolio, and
(ii) by the vote of a majority of the Trustees who are not interested persons (as such term is defined in the Investment Company Act) of any person to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the
amendment] ((    be modified by mutual consent of the Manager, the
Subadviser and the Portfolio subject to the provisions of Section 15 of the Investment Company Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted by, or interpretive releases of, the
Commission   )).

    [11.4] ((10.4))      Entire Agreement. This Agreement contains the
entire understanding and agreement of the parties with respect to the subject hereof.

    [11.5] ((10.5))     Captions. The headings in the sections of this
Agreement are inserted for convenience of reference only and shall not constitute a part of the Agreement.

    [11.6] ((10.6))     Notices. All notices required to be given
pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust, Manager or Subadviser, as the case may be, in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance
with this Section    [11.6] ((10.6))    .

    [11.7] ((10.7))     Severability. Should any portion of this
Agreement, for any reason, be held to be void at law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

    [11.8] ((10.8))     Governing Law. The provisions of this
Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to the choice of law provisions thereof), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

    [11.9] ((10.9))     Limitation of Liability.    A copy of the
Declaration of Trust establishing the Trust, dated March 21, 1988, together with all amendments, is on file in the office of the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is not executed on behalf of any of the Trustees as individuals and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or the Portfolio, but only the assets belonging to the Portfolio shall be liable.

 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

SIGNATURE LINES OMITTED

APPENDIX A

 Pursuant to Section 1.6 of the Subadvisory Agreement among Variable Insurance Products Fund II (the "Trust"), on behalf of Index 500 Portfolio (the "Portfolio"), Fidelity Management & Research Company ("Manager") and Bankers Trust Company ("Subadviser"), Subadviser shall be compensated for the services it performs on behalf of the Portfolio as follows:

 1. Fees Payable by Manager. Manager will pay Subadviser a monthly fee computed at an annual rate of 0.006% (0.6 basis points) of the average daily net assets of the Portfolio (computed in the manner set forth in the Trust's Declaration of Trust) throughout the month.

 Subadviser's fee shall be computed monthly, and within twelve business days of the end of each calendar month, Manager shall transmit to Subadviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by Subadviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

 Subadviser agrees to look exclusively to Manager, and not to any assets of the Trust or the Portfolio, for the payment of Subadviser's fees arising under this Paragraph 1.

    [2. Fees Payable by Trust. The Trust, on behalf of the Portfolio, shall pay Subadviser a monthly fee equal to 40% of the Portfolio's aggregate Net Securities Lending Income (as defined below) attributable to the securities lending activities conducted by Subadviser on the Portfolio's behalf. For purposes of this Paragraph 2, the Portfolio's aggregate "Net Securities Lending Income" for any given month shall be calculated in accordance with the following provisions:

     (a) Loans Collateralized by Cash. For securities lending transactions collateralized by cash, the Portfolio's aggregate Net Securities Lending Income attributable to such transactions for such month shall be equal to (i) the income earned by the Portfolio from investing such cash collateral during such month, plus (ii) if such cash collateral is invested in a money market fund or similar investment vehicle managed by Subadviser or its affiliates, an amount equal to the Portfolio's pro rata share (calculated by dividing the average daily amount of the Portfolio's cash collateral so invested during such month by the average daily net assets of such investment vehicle for such month) of the Total Operating Expenses (as defined below) accrued by such investment vehicle in respect of such month, less (iii) any rebates, commissions or similar fees paid by the Portfolio in respect of such transactions during such month. For purposes of this subparagraph 2(a), an investment vehicle's "Total Operating Expenses" shall consist of "Management Fees," "Rule 12b-1 Fees," and "Other Expenses," as such terms are defined in paragraphs 8, 9, and 10, respectively, of the instructions to Part A, Item 2 of the form of registration statement promulgated by the Securities and Exchange Commission on Form N-1A, as the same may be amended from time to time.

     (b) Loans Collateralized by Securities. For securities lending transactions collateralized by securities or a letter of credit, the Portfolio's aggregate Net Securities Lending Income attributable to such transactions for such month shall be equal to (i) the securities lending fees paid by the borrower to the Portfolio in respect of such transactions, less (ii) any rebates, commissions or similar fees paid by the Portfolio in respect of such transactions.

     (c) Substitute Payments. Substitute payments received by the Portfolio from a borrower in lieu of any dividends, distributions or other financial benefits paid out in respect of a loaned security shall not be considered part of the Portfolio's Net Securities Lending Income for purposes of calculating the fee payable by the Portfolio pursuant to this Paragraph 2, except that (i) to the extent that any such substitute payment exceeds the amount that the Portfolio would have received had such security not been loaned to the borrower, the Portfolio's Net Securities Lending Income shall be increased by an amount equal to the difference, and (ii) to the extent that any such substitute payment is less than the amount that the Portfolio would have received had such security not been loaned to the borrower, the Portfolio's Net Securities Lending Income shall be decreased by an amount equal to the difference.

    The fees payable by the Portfolio pursuant to this Paragraph 2 shall accrue daily and shall be paid to Subadviser monthly within twelve business days of the end of each calendar month. If the Portfolio's aggregate Net Securities Lending Income for any calendar month shall be a negative amount, the fee payable by the Portfolio for such month pursuant to this Paragraph 2 shall be zero, and an amount equal to 40% of such negative Net Securities Lending Income shall be carried forward and applied against future fees earned by Subadviser pursuant to this Paragraph 2 for a period not to exceed 3 calendar months.

    Subadviser agrees to look exclusively to the assets of the Portfolio, and not to any other assets of the Trust or Manager, for the payment of Subadviser's fees arising under this Paragraph 2.]

   EXHIBIT 3

   FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE
RATIOS (A)

INVESTMENT  OBJECTIVE AND FUND   FISCAL YEAR END (A)  AVERAGE NET ASSETS  RATIO OF NET  ADVISORY FEES
                                                      (MILLIONS)(B)       TO AVERAGE NET ASSETS PAID
                                                                          TO FMR (C)(D)


INDEX FUNDS

Variable Insurance Products II:   12/31/98            $ 2,874.6           0.17%*
 Index 500

Spartan Extended Market Index     2/28/99              49.4               0.00*

Spartan International Index       2/28/99              33.9               0.00*

Spartan Total Market Index        2/28/99              98.8               0.00*

Spartan U.S. Equity Index         2/28/99              13,107.3           0.01*

Spartan Market Index              4/30/99              6,539.8            0.03*



   (a) All fund data are as of the fiscal year end noted in the chart.


   (b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.

   (c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).

   (d) For Spartan Extended Market Index, Spartan International Index, and Spartan Total Market Index, the funds paid sub-advisory fees of 0.06%, 0.01%, and 0.02%, respectively, of their average net assets to Bankers Trust Company. For Variable Insurance Products II: Index 500, Spartan U.S. Equity Index, and Spartan Market Index, the funds paid sub-advisory fees of less than 0.01% of their average net assets to Bankers Trust Company. Sub-advisory fees paid by the funds associated with securities lending are not eligible for reimbursement.

EXHIBIT 4

   BANKERS TRUST COMPANY PROPRIETARY FUNDS


FUND                            NET ASSETS UNDER MANAGEMENT  ADVISORY FEES PAYABLE TO BT
                                5-31-99

S&P INDEX FUNDS

Equity Index Portfolio (a) (b)   $ 6,607,007,085             0.075%

Includes the following feeder
funds:

 BT Inst'l: Equity 500 Index     $ 2,391,761,781
Fund (c)

 BT Pyramid Investment Equity    $ 929,474,411
500   Index (d)

 USAA S&P 500 Index (e)          $ 2,713,859,248

 Amer AADV: S&P 500 - AMR        $ 322,610,586
Class (f)

 Amer AADV: S&P 500 -            $ 3,632,960
Mileage Fund (f)

 Scudder S&P 500 Index (g)       $ 244,805,518

BT Insur: Equity 500 Index       $ 111,273,342               0.20%
(Variable Annuity) (a) (h)

EAFE INDEX FUNDS

BT Inv Port: EAFE Equity         $ 58,523,081                0.25%
Index Portfolio (a) (b)

Includes the following feeder
fund:

 BT ADV: EAFE Equity Index       $ 58,545,887
Fund -   Inst'l Cl (c)

BT Insur: EAFE Equity Index      $ 42,502,488                0.45%
Fund  (Variable Annuity) (a)
(h)

RUSSELL 2000 INDEX FUNDS

BT Inv Port: Small Cap Index     $ 120,320,401               0.15%
Portfolio (a) (b)

Includes the following feeder
fund:

 BT ADV: Small Cap Index Fund    $ 89,651,365
-   Inst'l Cl (c)

BT Insur: Small Cap Index        $ 31,853,002                0.35%
Fund  (Variable Annuity) (a)
(h)



   (a) Information pertaining to advisory fees is shown before expense waivers and/or reimbursements, if any, are applied.

   (b) Master portfolio not available for direct retail purchase.

   (c) Feeder fund available to institutional investors through BT.

   (d) Feeder fund available to retail investors through BT.

   (e) Feeder fund available to customers of United States Automobile Association and retail public.

   (f) Feeder fund available to customers of American Airlines.

   (g) Feeder fund available to customers of Scudder, Stevens & Clark: commenced operations on August 29, 1997.

   (h) Available only through variable annuity products: the EAFE
Equity Index Fund and Small Cap Index Fund of the BT Insurance Funds Trust commenced operations on August 22, 1997.

   BANKERS TRUST COMPANY THIRD PARTY SUB-ADVISED FUNDS

FUND                             ASSETS UNDER MANAGEMENT 5-31-99  FEE SCHEDULE


VALIC - American General                                          A monthly fee computed at the
Series Portfolio:                 $ 814,774,297                   annual rate of 0.03% on the
MidCap Index Fund (a)                                             first $300 million and 0.02%
                                                                  on assets over $300 million
                                                                  for the MidCap Index Fund,
                                                                  0.02% on the first $2
                                                                  billion and 0.01% on assets
                                                                  over $2 billion for the
                                                                  Stock Index Fund and 0.03%
                                                                  on the first $150 million
                                                                  and 0.02% on assets over
                                                                  $150 million for the Small
                                                                  Cap Index Fund.
                                                                  Notwithstanding the above
                                                                  provision, VALIC is required
                                                                  to pay a minimum annual
                                                                  sub-advisory fee of $50,000
                                                                  to BT for the Small Cap
                                                                  Index Fund.  There are no
                                                                  minimum sub-advisory fees
                                                                  for the Stock Index Fund or
                                                                  the MidCap Index Fund.  The
                                                                  Investment Sub-Advisory
                                                                  Agreements require that each
                                                                  Sub-Adviser promptly reduce
                                                                  its monthly fee by the
                                                                  amount of any commission,
                                                                  tender and exchange offer
                                                                  solicitation fees, other
                                                                  fees or similar payments
                                                                  received by the Sub-Adviser,
                                                                  or any affiliated person of
                                                                  the Sub-Adviser, in
                                                                  connection with Sub-Advised
                                                                  Fund portfolio transactions.

Stock Index Fund (a)              $ 4,624,973,419

Small Cap Index Fund (a)          $ 223,185,980

VALIC - American General                                          A monthly fee computed at the
Series Portfolio Company 2        $ 12,489,608                    annual rate of 0.03% of the
(Class A Shares, Class B                                          average daily net asset
Shares):                                                          values of the portion of the
Stock Index Fund (a)                                              Small Cap Value Fund
                                                                  portfolio that BT manages.
                                                                  With respect to the Stock
                                                                  Index Fund, VALIC shall pay
                                                                  to BT a monthly fee computed
                                                                  at the annual rate of 0.02%
                                                                  of the first $2 billion and
                                                                  0.01% of average daily net
                                                                  asset values on the excess
                                                                  over $2 billion.  VALIC
                                                                  shall pay BT a monthly fee
                                                                  computed at the annual rate
                                                                  of 0.03% of the first $300
                                                                  million and 0.02% of average
                                                                  daily net asset values on
                                                                  the excess over $300 million
                                                                  of the MidCap Index Fund,
                                                                  and 0.03% of the first $150
                                                                  million and 0.02% of average
                                                                  daily net asset values on
                                                                  the excess over $150 million
                                                                  of the Small Cap Index Fund.

MidCap Index Fund (a)             $ 6,585,995

Small Cap Index Fund (a)          $ 6,109,550

Small Cap Value Fund (a) (b)      $ 2,904,138

American General Series                                           A monthly fee computed at the
Portfolio Company 3:              $ 3,273,066                     annual rate of 0.03% of the
Small Cap Value Fund (a) (b)                                      average daily net asset
                                                                  value of the portion of the
                                                                  Small Cap Value Fund
                                                                  portfolio that BT manages.

EQ Advisors Trust:

BT Equity 500 Index  Fund (a)     $ 392,561,486                   0.05% of the Portfolio's
                                                                  average daily net assets

BT Small Company Index Fund (a)   $ 41,807,938                    0.05% of the Portfolio's
                                                                  average daily net assets

BT International Equity Index     $ 62,195,249                    0.15% of the Portfolio's
Fund (a)                                                          average daily net assets

FUND                             ASSETS UNDER MANAGEMENT 5-31-99  FEE SCHEDULE

Pacific Mutual:                                                   A fee is paid at the
Equity Index Portfolio (a)        $ 1,808,280,989                 beginning of each calendar
                                                                  quarter, based on an annual
                                                                  percentage of the combined
                                                                  daily net assets of the
                                                                  Equity Index and Small-Cap
                                                                  Index Portfolios, according
                                                                  to the following schedule,
                                                                  subject to a minimum annual
                                                                  fee of $100,000:  0.08% on
                                                                  first $100 million; 0.04% on
                                                                  next $100 million; 0.02% on
                                                                  excess.

Small-Cap Index Portfolio (a)     $ 42,738,313

Scudder Kemper Investments                                        The fee paid to the
Inc.:                              $ 464,922,428                  Sub-Adviser is calculated on
AARP U.S. Stock Index  Fund (a)                                   a quarterly basis and
                                                                  depends on the level of
                                                                  total assets in the AARP
                                                                  U.S. Stock Index Fund.  The
                                                                  fee rate decreases as the
                                                                  level of total assets for
                                                                  the Fund increases.  The fee
                                                                  rate for each level of
                                                                  assets is: 0.07% of the
                                                                  first $100 million of
                                                                  average daily net assets,
                                                                  0.03% of such assets in
                                                                  excess of $100 million, and
                                                                  0.01% of such assets in
                                                                  excess of $200 million with
                                                                  a minimum annual fee of
                                                                  $75,000.

SunAmerica Asset Management
Corporation:                      $ 5,142,375                     0.10% - first $500 million
Large-Cap Growth  Portfolio                                       0.03% - over $500 million
(a) (b)

Large-Cap Composite               $ 5,308,328                     0.05% - first $500 million
Portfolio (a) (b)                                                 0.03% - over $500 million

Large-Cap Value  Portfolio        $ 5,470,359                     0.10% - first $500 million
(a) (b)                                                           0.03% - over $500 million

Mid-Cap Growth  Portfolio (a)     $ 5,380,426                     0.10% - first $500 million
(b)                                                               0.03% - over $500 million

Mid-Cap Value  Portfolio (a)      $ 5,504,588                     0.10% - first $500 million
(b)                                                               0.03% - over $500 million

Small-Cap  Portfolio (a) (b)      $ 5,350,213                     0.07% - first $500 million
                                                                  0.03% - over $500 million

International Equity              $ 5,069,965                     0.15% - first $500 million
Portfolio (a) (b)                                                 0.05% - over $500 million

Diversified Fixed Income          $ 5,245,870                     0.12% - first $500 million
Portfolio (a) (b)                                                 0.08% - over $500 million

For all SunAmerica Portfolios
listed here, the aggregate
annual fees paid to
Sub-Adviser are subject to
the following minimum:
First Year (April 1999
through March 2000) - no
minimum; Second Year (April
2000 through March 2001) -
$300,000 total for the
Portfolios combined; Third
Year (April 2001, through
March 2002) - $600,000 total
for the Portfolios combined;
Fourth Year (April 2002,
through March 2003) -
$850,000 total for the
Portfolios combined; Each
Subsequent Year (beginning
April 2003) - $850,000 total
for the Portfolios combined.



   (a) Information pertaining to advisory fees is shown before expense waivers and/or reimbursements, if any, are applied.

   (b) BT acts as Sub-Adviser of the portion of the portfolio of this fund which invests according to an investment strategy that seeks to replicate a securities index.

EXHIBIT 5

   BANKERS TRUST COMPANY - DIRECTORS

NAME AND PRINCIPAL OCCUPATION      BUSINESS ADDRESS


Mr. Josef Ackermann, Member,       Deutsche Bank AG Taunusanlage
Board of Managing Directors,       12 D-60262 Frankfurt am Main
Deutsche Bank AG                   Federal Republic of Germany

Mr. Robert B. Allardice III,       Deutsche Bank Americas
Executive Vice President,          Holding Corp. 31 West 52nd
Deutsche Bank Americas             Street New York, New York
Holding Corp.                      10019

Mr. George B. Beitzel,             29 King Street Chappaqua, NY
Director of various                10514-3432
corporations

Mr. William R. Howell,             J.C. Penney Company, Inc.
Chairman Emeritus, J.C.            P.O. Box 10001 Dallas, TX
Penney Company, Inc.               75301-1109

Mr. Hermann-Josef Lamberti,        Deutsche Bank AG Taunusanlage
Member, Board of Managing          12 D-60262 Frankfurt am Main
Directors, Deutsche Bank AG        Federal Republic of Germany

*Mr. Frank N. Newman,              Bankers Trust Company 130
Chairman of the Board, Chief       Liberty Street New York, NY
Executive Officer and              10006
President, Bankers Trust
Corporation and Bankers
Trust Company

Mr. John A. Ross, Regional         Deutsche Bank Americas
Chief Executive Officer,           Holding Corp. 31 West 52nd
Deutsche Bank Americas             Street New York, New York
Holding Corp.                      10019

*Effective June 30, 1999,
Frank N. Newman resigned as
Chairman of the Board, Chief
Executive Officer and
President, Bankers Trust
Corporation and Bankers
Trust Company. It is
anticipated that the
vacancies that resulted from
Mr. Newman's resignation
will be filled at the next
Board of Directors meeting,
which is currently scheduled
to take place on July 22,
1999.



VIP500-pxs-0799 CUSIP#922175302/FUND#157
1.720864.100

Vote this proxy card TODAY!  Your prompt response will

save the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.

----------------------------------------------------------------------

VARIABLE INSURANCE PRODUCTS FUND II:  INDEX 500 PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d,    Marvin L. Mann    , and Eric D. Roiter, or any one
or more of them, attorneys, with full power of substitution, to vote all shares of VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 15, 1999 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                               NOTE: Please sign exactly as your name
                               appears on this Proxy.  When signing in
                               a fiduciary capacity, such as executor,
                               administrator, trustee, attorney,
                               guardian, etc., please so indicate.
                               Corporate and partnership proxies
                               should be signed by an authorized
                               person indicating the person's title.

                               Date      , 1999

                               Signature(s) (Title(s), if applicable)

                               PLEASE SIGN, DATE, AND RETURN
                               PROMPTLY IN ENCLOSED ENVELOPE

                               cusip # 922175302 /fund # 157

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

   Please fold and detach card at perforation before mailing.

---------------------------------------------------------------------

   Please vote by filling in the boxes below.

                                      FOR    AGAINST  ABSTAIN


1(a).  To approve an interim          [  ]   [  ]     [  ]     1(a).
       sub-advisory agreement with
       Bankers Trust Company for
       the fund.


1(b).  To approve a new sub-advisory  [  ]   [  ]     [  ]     1(b).
       agreement with Bankers Trust
       Company for the fund.


2.     To approve a new               [  ]   [  ]     [  ]     2.
       "manager-of-managers"
       arrangement for the fund.


VIP500-pxc-0799 cusip # 922175302 /fund # 157

IMPORTANT PROXY MATERIALS

PLEASE CAST YOUR VOTE NOW!

VIP II: INDEX 500 PORTFOLIO

Dear Contract Holder:

I am writing to let you know that a special meeting of shareholders of VIP II: Index 500 Portfolio will be held on September 15, 1999. The purpose of the meeting is to vote on several important proposals that affect your fund. As a contract holder, you have the opportunity to voice your opinion on the matters that affect your fund. This package contains information about the proposals and the materials to use when voting by mail.

Please read the enclosed materials and cast your vote on the proxy card(s). PLEASE VOTE AND RETURN YOUR CARD(S) PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting the interests of shareholders of VIP II: Index 500 Portfolio. The Trustees believe these proposals are in the best interest of shareholders, and recommend that you vote FOR each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

VOTING IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope.

If you have any questions before you vote, please contact your insurance company. They'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d
Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals found in the proxy statement that are to be voted on at the special meeting of shareholders. If you have any questions regarding the proposals, please call your insurance company.

WHY IS AN INTERIM SUB-ADVISORY AGREEMENT BEING PROPOSED FOR THE FUND? (PROPOSAL 1(A))

The fund's current sub-adviser, Bankers Trust Company (BT), is a wholly owned subsidiary of Bankers Trust Corporation (BT Corporation). On June 4, 1999, a wholly owned subsidiary of Deutsche Bank AG merged with BT Corporation (BT Merger). The BT Merger may be considered a change of control of BT, resulting in the assignment and automatic termination of the fund's sub-advisory agreement with BT.

On May 25, 1999, the Securities and Exchange Commission (SEC) granted BT an exemptive order permitting the fund's interim sub-advisory agreement to take effect, without prior shareholder approval, on June 4, 1999. Pursuant to the order, the fund's sub-advisory agreement may remain in effect, for an interim period of up to 150 days, through the date on which it is approved (or disapproved) by the fund's shareholders.

Therefore, in order for BT to continue to serve as sub-adviser to the fund, it is necessary for the fund's shareholders to approve an interim sub-advisory agreement with BT. Other than the commencement and termination dates, the fund's interim sub-advisory agreement is identical to the sub-advisory agreement that was in effect with respect to the fund prior to the BT Merger. BT receives fees at the same rates and expects to continue to provide the same level and quality of investment management and securities lending services to the fund under the interim sub-advisory agreement as it did under the prior sub-advisory agreement. Please refer to the proxy statement for specific details of the interim sub-advisory agreement proposal.

WHY IS A NEW SUB-ADVISORY AGREEMENT BEING PROPOSED FOR THE FUND?
(PROPOSAL 1(B))

The main purpose of this proposal is to separate into different contracts the investment management and securities lending services that BT currently provides to the fund under a single contract. Thus, if shareholders of the fund approve this proposal, BT will continue to provide investment management services to the fund under the new sub-advisory agreement (which would then replace the interim sub-advisory agreement), but BT will provide securities lending services to the fund under a separate, new securities lending agreement. Shareholders are not being asked to approve, and shareholder approval would not be required to amend, the new securities lending agreement. It is anticipated that the fund will benefit by separating the investment management and securities lending services into different contracts. Please refer to the proxy statement for specific details on the new sub-advisory agreement proposal.

WHAT IS A "MANAGER-OF-MANAGERS" ARRANGEMENT? (PROPOSAL 2)

A manager-of-managers arrangement would permit FMR, with the approval of the Board of Trustees, to hire, terminate, or replace sub-advisers (including BT) and to materially modify a sub-advisory agreement, all without shareholder approval. The proposed arrangement may enable the fund to operate more efficiently because FMR would be able to make these kinds of sub-advisory changes from time to time without the expenses and delays associated with obtaining shareholder approval of the changes.

If shareholders approve the arrangement, the Board of Trustees will consider and approve any sub-advisory changes that FMR proposes under the arrangement to ensure that the changes are in the best interest of the fund and its shareholders. The Board of Trustees believes it is appropriate to allow FMR to negotiate and renegotiate sub-advisory arrangements for the fund without obtaining shareholder approval in light of FMR's significant experience and expertise.

On May 19, 1999, FMR and the trust, on behalf of the fund, filed with the SEC an exemptive application seeking authorization for the fund to operate under a manager-of-managers arrangement, subject to shareholder approval and certain other conditions. The fund cannot implement such an arrangement unless it receives the necessary SEC authorization. There can be no assurance that the SEC will grant the requested authorization.

THE PROXY SAYS THAT THE BOARD OF TRUSTEES HAS APPROVED THESE CHANGES. WHAT ROLE DOES THE BOARD PLAY?
The Trustees oversee the investment policies and operations of the fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of the fund's shareholders, including approving changes such as those proposed for your fund. In addition, the Trustees review fund performance, oversee the fund's activities, and review contractual arrangements with companies that provide services to the fund.

HOW MANY VOTES AM I ENTITLED TO CAST?

In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from policyowners and must vote shares in the separate account in proportion to the voting instructions received. As a contract holder, you are entitled to one vote for each dollar of net asset value of the fund represented by your interest in the separate account on the record date. The record date is July 19, 1999.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?

In the event the fund does not reach a quorum, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. The Trustees expect that each insurance company will vote all the shares it holds, so please vote so that the insurance company knows how to vote. Your insurance company is required to vote the shares that it holds in accordance with instructions received from its variable annuity and variable life insurance policy holders. Any shares for which instructions are not given by policy holders will be voted by the insurance company in the same proportion as the shares for which instructions are received.

HOW DO I VOTE MY SHARES?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage paid envelope. If you need assistance, or have any questions regarding the proposals, please contact your insurance company representative.

HOW DO I SIGN THE PROXY CARD?

INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration. ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."